                                                                    EXHIBIT 10.7





                          ITMS COLLABORATION AGREEMENT

                                 BY AND BETWEEN


                             HEWLETT-PACKARD COMPANY

                                       AND

                              BRUKER DALTONIK GMBH

CONFIDENTIAL HEWLETT-PACKARD-BRUKER


                                TABLE OF CONTENTS

RECITALS                                                                         1
ARTICLE 1 - DEFINITIONS                                                          2
ARTICLE 2 - MANAGEMENT OF THE RELATIONSHIP AND COMMUNICATIONS
BETWEEN THE PARTIES                                                              4
ARTICLE 3 - OVERVIEW OF THE GEMINI PROGRAM                                       6
ARTICLE 4 - SPECIFICATIONS FOR THE GEMINI / GEMINI R&D MS                        7
ARTICLE 5 - DESIGN AND DEVELOPMENT OF THE GEMINI / GEMINI R&D MS                 8
ARTICLE 6 - MARKETING OF THE GEMINI / GEMINI R&D MS                             10
ARTICLE 7 - MANUFACTURING AND PROCURING COMPONENTS FOR THE
               GEMINI / GEMINI R&D MS                                           11
ARTICLE 8 - SALES OF COMPONENTS AND OF THE GEMINI MS AND GEMINI
R&D MS                                                                          15
ARTICLE 9 - HP'S MINIMUM PURCHASE COMMITMENT, INITIAL PURCHASE
ORDER AND DISPOSITION OF HP'S SECURITY DEPOSIT/DOWN PAYMENT                     19
ARTICLE 10 - WARRANTIES AND SUPPORT                                             20
ARTICLE 11 - NEW DEVELOPMENT PROJECTS                                           21
ARTICLE 12 - EMPLOYEE RELATIONS                                                 22
ARTICLE 13 - CONFIDENTIAL INFORMATION                                           23
ARTICLE 14 - DEVELOPMENT INVENTIONS AND OTHER INTELLECTUAL
                PROPERTY CREATED DURING DEVELOPMENT PROGRAMS                    24
ARTICLE 15 - REPRESENTATIONS, WARRANTIES AND DISCLAIMERS                        29
ARTICLE 16 - CONFLICTS WITH THIRD PARTY INTELLECTUAL PROPERTY
                RIGHTS                                                          29
ARTICLE 17 - RESPONSIBILITIES FOR SALES OF ESQUIRE-LC SYSTEMS                   30
ARTICLE 18 - DISPOSITION OF RESEARCH FUNDS                                      32
ARTICLE 19 - PUBLICITY                                                          33
ARTICLE 20 - TERM, TERMINATION AND EXCLUSIVITY                                  33
ARTICLE 21 - DISPUTES BETWEEN THE PARTIES                                       38
ARTICLE 22 - MISCELLANEOUS                                                      39
EXECUTION                                                                       41

71BRUKER-HP Collaboration Agreement       ii

                          ITMS COLLABORATION AGREEMENT

This Agreement is made with an Effective Date of April 28, 1999 by Hewlett-Packard Company, a Delaware corporation with offices at 1601 California Avenue, Palo Alto, CA 94304-1126 ("HP"); and Bruker Daltonik GmbH, a corporation organized and existing under the laws of Germany with offices at Fahrenheitstrasse 4, D-28359 Bremen, Germany ("Bruker"), formerly called Bruker-Franzen Analytik GmbH ("BFA").

                                   RECITALS

 A. HP is in the business of designing, manufacturing, and marketing analytical chemistry instruments such as liquid chromatographs, gas chromatographs, and mass spectrometers; analytical chemistry systems that combine a liquid or gas chromatograph with a mass spectrometer; and software tools for collecting and processing data in such systems. HP is a leader in developing low-cost mass spectrometers and technology for the ionization/interface stage of LC/MS systems. HP has considerable expertise in the design and manufacture of API ion sources.

 B. Bruker is in the business of designing, manufacturing and marketing analytical chemistry instruments such as mass spectrometers and associated software. Bruker is a recognized leader in developing ion trap mass spectrometers. Bruker has considerable expertise in the design and manufacture of ion trap mass spectrometers and conventional nanoelectrospray ion sources.

 C. HP and Bruker have complementary expertise. HP and BRUKER wish to develop a long-term collaboration in API-ITMS technology. HP and Bruker desire to serve their respective customers more effectively by collaborating on developing LC/MS() mass spectrometers, especially certain critical core components thereof, thereby enabling both parties to take advantage of the particular strengths, experience and superior competencies of each. HP and Bruker also recognize that by allocating responsibility for manufacturing components of mass spectrometers, the parties can take advantage of higher volume production, reducing the cost of the components to each party and enabling the parties to participate in a highly competitive market.

D. Bruker and HP entered into a certain BRUKER-HP ITMS Agreement dated January 19, 1996, which established a plan for developing (1) a product series (Esquire-LC ITMS) for market introduction in Fall 1996 and (2) a lower cost, higher volume product series (Gemini) for market introduction in January 1998. The BRUKER-HP ITMS Agreement has been amended twice: on March 14, 1997, (Amendments I and 2) and on September 1, 1997 (Amendment 3). Phase I of the program provided for in the ITMS Agreement, as amended, has been completed. The hardware development work under Phase 2 of the program is substantially complete. The software development work is progressing. The Esquire ITMS product series has been developed and the second generation product, called

        Esquire-LC, is currently being marketed by both parties. The Gemini mass spectrometer, which was to be developed in Phase 3, is still under development.

E. The Parties desire to continue the development of software for, and the manufacture and marketing of, the Esquire-LC ITMS system.

F. The parties now wish to recommit themselves and undertake to develop a re-defined Gemini / Gemini R&D MS and to allocate the necessary resources to complete this development.

G. The parties wish to complete the set of specifications for the Gemini / Gemini R&D MS, and to adopt a plan for finalizing these specifications. The Parties also wish to allocate responsibility for designing, integrating, and manufacturing the various components of the Gemini/Gemini R&D MS. The Parties will sell these components and other parts to each other, allocate responsibility for integrating the various components and testing the integrated Gemini / Gemini R&D MS, establish the terms and conditions of sale of the Gemini / Gemini R&D MS and certain components thereof, and provide for long term support of the Gemini / Gemini R&D MS.

H. Because circumstances have changed substantially from what was contemplated when the ITMS Agreement was signed, the Parties wish to replace the ITMS Agreement, as amended, with this agreement.

                              TERMS AND CONDITIONS

       NOW, THEREFORE, in consideration of the mutual covenants expressed in this Agreement, HP and Bruker agree as follows:

                            ARTICLE I - DEFINITIONS

1.1 AFFILIATE means a business entity which controls, is controlled by, or is under common control with a Party. "Control" means ownership or control of more than 50% of the stock entitled to vote for the election of directors, or in the case of a non-corporate entity an equivalent majority control. Such entity will be considered an Affiliate only so long as such control exists.

1.2 AGREEMENT means this ITMS Collaboration Agreement, comprising this document and the appendices identified in Section 22.

1.3 APCI means atmospheric pressure chemical ionization.

1.4 API means atmospheric pressure ionization, the process of producing ions at atmospheric pressure and then sampling the ions through atmospheric interfaces.

1.5 BRUKER CORE AREAS means the following areas: RF ITMS technology design or parts of an RF ITMS, RF ion trap, and methods of operating an RF ion trap; electronics, firmware and software for RF ion trap control and detection and acquisition of MS, MS/MS and MS(n) data.

1.6 ENGINEERING COLLABORATION PERIOD means the period of time during which the Parties collaborate on the joint development of ITMSs, including Esquire, Esquire-LC, Gemini/Gemini R&D, [*](1), and any other future ITMS jointly developed hereunder. The Engineering Collaboration Period is specified and determined in Article 20. 1.

1.7 ESQUIRE-LC means the API-ITMS co-developed by the Parties under the Old Agreement.

1.8 ESI means electrospray ionization.

1.9 GEMINI is the code name given to (1) the project to develop high-performance, rugged, easy-to-use, relatively low cost, bench-top, ITMSs for high performance liquid chromatography with MS('~ capability; (2) the ITMSs that are expected to result from such project; and (3) the overall program that includes manufacturing and marketing, as well as the development, of such ITMSs.

1.10 GEMINI NIS is the internal code name for the API-ITMS that the Parties will develop and manufacture for HP in accordance with this Agreement.

1.11 GEMINI R&D NIS is the internal code name for an alternative configuration of the Gemini MS that the Parties will develop and manufacture for Bruker in accordance with this Agreement.

1.12 HP CORE AREAS means the following areas: conventional on-line electrospray and APCI generation of ions but excluding nano-electrospray; as reduced to practice in an ITMS product.

1.13 INTELLECTUAL PROPERTY RIGHTS means the rights under patents, patent applications, and copyrights, and the rights in any industrial designs or trade secrets recognized by law.

1.14 ITMS means radio frequency ion trap mass spectrometer.

1.15 LCIMS means a mass spectrometer designed to work with a liquid chromatograph.

1.16 MS(n) means multiple stages of mass spectrometry (where n = the number of stages) in which there is a collision or reaction between each stage of mass analysis.

1.17 OLD AGREEMENT means the "BRUKER-HP ITMS AGREEMENT between Bruker-Franzen Analytik GmbH and Hewlett-Packard Company" dated January 19, 1996, together with Amendments I and 2 thereto, dated March 14, 1997, and Amendment 3, dated September 1, 1997.

--------
(1) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

1.18 PARTY AND PARTIES refer to HP and Bruker as the context requires.

1.19 QUALIFIED NEW LEAD means the identification of a prospective new customer who is presented as interested in buying a product and who either has the authority to buy the product or can authorize the purchase of the product. A lead will be considered new if the selling Party who receives the lead has not had any contact with the individual (or his / her predecessor) during the 12 months prior to receiving the lead.

                 ARTICLE 2 - MANAGEMENT OF THE RELATIONSHIP AND
                                 COMMUNICATIONS
                               BETWEEN THE PARTIES

2.1 DESIGNATION OF KEY PERSONNEL. Bruker will designate appropriate persons to serve as its Program Manager, Product Manager, Project Manager, and Business Manager. HP will designate appropriate persons to serve as its Program Manager, Product Manager, Project Manager, and Business Manager. Each Party also may designate one or more Project Leaders.

2.2 PROGRAM MANAGERS. The Program Managers will represent their respective Parties on all business and management issues. They will confer as needed to ensure that schedule delays and administrative issues are resolved; that inventions are being identified and reported; that intellectual property and confidentiality issues are properly addressed ; and that other activities are proceeding in accordance with this the Agreement. The Program Managers will ensure that all issues relating to the manufacture and delivery of parts, components and finished instruments are addressed properly.

2.3 PRODUCT MANAGERS. The Product Managers will be responsible for product strategy, product definition, marketing programs, product introduction plans, promotions, business plans, and pricing proposals.

2.4 PROJECT MANAGERS. The Project Managers will be responsible for answering technical questions, clarifying technical issues, and resolving schedule delays. They will confer regularly to ensure that all technical issues are resolved quickly; that all inventions are being identified and reported promptly; and that all intellectual property issues are addressed thoroughly. The Project Managers will confer whenever important issues arise in the development of the specifications or the prototypes of the Gemini MS / Gemini R&D MS.

2.5 PROJECT LEADERS. The Project Leaders will be responsible for receiving and answering technical questions and resolving technical issues in the areas for which they have been designated.

2.6 BUSINESS MANAGERS. The Business Managers have the authority to resolve any issues that arise under this Agreement. The Business Managers will not be involved on a day-to-day basis, but they will confer as needed to ensure harmonious relationships between the Parties and their respective Program Managers, Product Managers, and Project Managers.

2.7 CHANGING DESIGNATIONS. Each Party may change its Project Leader, Program Manager, Product Manager, Project Manager, or Business Manager. Each Party will notify the other Party of such change in a timely manner.

2.8 LIFECYCLE PLANNING. In developing the Gemini / Gemini R&D MS and any other product under this Agreement the Parties will use "Lifecycle Planning," HP's product development methodology. As part of Lifecycle Planning, the Parties will prepare a set of Lifecycle Documents substantially like those that HP prepares for the development of a new product. To minimize redundant effort, the Parties will collaborate in developing those portions of their respective Lifecycle Documents that are common to the product development. The Parties will exclude from their jointly prepared Lifecycle Documents, and will not collaborate on or exchange, information about pricing, customer profiles, and markets. Lifecycle Planning prescribes well-defined phases in developing a new product, with checkpoints and formal reviews at the end of each phase. The Parties will conduct joint formal reviews at each check point to discuss all common issues on the development of the product. The Parties will conduct separately their independent formal reviews of the marketing and financial aspects of the development project. The Parties will develop consensual quality plans for hardware, software, and analytical performance. The Parties must sign off upon the completion of each phase before proceeding to the next phase. The Parties will revise their Project Plan and other Lifecycle Documents, as required to track the progress of the Project.

2.9 MEETINGS AND REVIEWS. The Parties will conduct regular telephone conferences to discuss any corrective actions that may be required to keep the project on track. The Parties will conduct formal project reviews at checkpoint dates. These meetings will be face-to-face, by video conference, or by teleconference.

2.10 NOTICES. Any required notices will be given in writing. Notices may be delivered by any reasonable means and will be deemed to have been given on the date of actual receipt. Notices will be given to the Parties at the following addresses, or at such other addresses as the Parties may designate:

Hewlett-Packard Company                 Bruker Daltonik GmbH
Attn.: Dick Begley                      Attn.: Dieter Koch
1601 California Avenue                  Fahrenheitstrasse 4, D-28359
Palo Alto, CA 94304 USA                 Bremen, Germany
Fax: 650 857-7029                       Fax: 49-421-2205-100

with a copy to:                         with a copy to
Hewlett-Packard Company                 Bruker Daltonics, Inc.
Attn.: Managing Counsel(IP)             Attn.: Frank H. Laukien, Ph.D.
1501 Page Mill Road                     19 Fortune Drive, Manning Park
Palo Alto, CA 94304                     Billerica, MA 01821

Fax: 650 852-8063                       Fax: 987 667-0985

                   ARTICLE 3 - OVERVIEW OF THE GEMINI PROGRAM

3.1 GOALS OF THE GEMINI PROJECT. As the first project under this Agreement, HP and Bruker undertake to develop the Gemini MS for HP and the Gemini R&D MS for Bruker. The Gemini MS will be a high-performance, rugged, easy-to-use, relatively low cost, bench-top ITMS for high performance liquid chromatography with MS(n) capability. The Gemini R&D MS will be a high-performance, flexible, research-oriented ITMS for high performance liquid chromatography with MS(') capability. The Gemini MS / Gemini R&D MS is described in more detail and the required functionality, features, and performance characteristics are set out in the Gemini Product Data sheet, which is incorporated herein as Appendix 1. The Gemini MS and the Gemini R&D MS will be based upon essentially the same components, but will have different configurations, as well as differences in names and appearances as provided in Section 5.7. HP and Bruker will complete the development so that HP and Bruker can begin shipping the Gemini MS and the Gemini R&D MS respectively to their demo centers and to their first customers between January 1, 2000 and March 1, 2000. The Gemini Project if successful may lead to the [*](2) as further described in Article 11. Improvements to or further developments of the Gemini MS / Gemini R&D MS after the product is introduced and first marketed, particularly any software developed during any continuing development program, may be made available as an upgrade to the Gemini MS / Gemini R&D MS or as part of the next generation platform, [*].

3.2 GENERAL PLAN. The Parties will collaborate to complete a set of specifications for the Gemini MS and the Gemini R&D MS. The Parties will divide the responsibilities for designing, developing, manufacturing, assembling, integrating and testing the Gemini / Gemini R&D MS. The Parties will apply jointly for certifications of the product(s) in the names of both Parties. The specific responsibilities of each Party are described in the Gemini Project Plan, incorporated herein as Appendix 2. The Parties will carry out the development work, including the manufacture of prototype units and pilot run units, during the different phases of the development in accordance with the Gemini Project Plan.

           ARTICLE 4 - SPECIFICATIONS FOR THE GEMINI / GEMINI R&D MS

4.1 DOCUMENTS COMPRISING SET OF SPECIFICATIONS. The Gemini MS will be defined, described and specified in accordance with the following set of specifications:
   4.1.1       Gemini Product Data Sheet
   4.1.2       Gemini Hardware External Reference Specification
   4.1.3       Gemini Software External Reference Specification
   4.1.4       Gemini Compatibility Matrix
   4.1.5       Gemini Analytical Performance Quality Plan
   4.1.6       Gemini Hardware Quality and Regulatory Plan

--------
(2) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

   4.1.7       Gemini Software Quality Plan

4.2 REQUIREMENTS AND DESIRED TARGETS. In some instances the specifications will set out not only the requirements that the Gemini MS / Gemini R&D MS must meet, but also the desired targets that the Parties recognize as technically challenging. The Parties will meet all requirements and will use reasonable efforts to meet all desired targets. A Party will not be in default for failing to design and/or manufacture a component so that the Gemini MS meets a desired target.

4.3 STATUS AND FURTHER EFFORTS TO COMPLETE SET OF SPECIFICATIONS. The set of specifications, while substantially complete, still have areas requiring further work. Items designated "TBD" (to be determined) will be the subject of further discussions. The Parties will endeavor to complete and formally adopt the specifications in April 1999. To that end, the Project Managers and the other affected technical personnel will confer at least bi-weekly by teleconference to discuss any open issues until the entire set of specifications is complete and the Parties have adopted them.

4.4 FORMAL ADOPTION OF SPECIFICATIONS. When the Parties agree that a specification is complete, Bruker's and HP's Product Managers and the Project Managers will sign the specification to signify that the specification has been formally adopted.

4.5 CHANGES TO SPECIFICATIONS AFTER ADOPTIONS. After a specification has been formally adopted, the Parties may change the specification only by mutual written agreement, signed by Bruker's and HP's Product Manners and Project Managers.

   ARTICLE 5 - DESIGN AND DEVELOPMENT OF THE GEMINI / GEMINI R&D MS

5.1 PROJECT PLAN. The Gemini Project Plan (Appendix 2) sets out the plan for designing and developing the Gemini MS and the principal portions of the Gemini R&D MS, which are in common with the Gemini MS. The Gemini Project Plan allocates the various tasks between the Parties. Each Party will perform its tasks on the development of the Gemini MS / Gemini R&D MS in each of the phases of the Project in accordance with the Gemini Project Plan.

5.2 INDIVIDUAL AND COLLABORATIVE APPROACH. Each Party has -well-defined tasks called out in the Gemini Project Plan. The Parties will work closely together on system design, integration and testing, particularly of software. The Parties also will work together as necessary to solve a problem or correct for a missed milestone or a delay in an element on the critical path. Because the various components of the Gemini MS will need to work together, a Party may offer suggestions respecting a component even if that Party is not responsible for developing that component. The Party responsible for developing the component will consider each suggestion and will adopt the suggestion unless in its judgment the suggestion is not feasible or reasonable.

5.3 HP'S CORE RESPONSIBILITIES. HP will design and develop the APCI and ESI ionization sources of the Gemini MS / Gemini R&D MS, the high voltage supplies that drive the ion source, the ion optics that guide the ions to the mass analyzer section, the vacuum system, the mechanical packaging and exoskeleton, and the ChemStation software. HP also will design (or procure) the APCI hardware accessory and application software options for protein database searching, peptide tools analysis and deconvolution analysis. HP also will provide assistance to Bruker in the integration and testing of the hardware components that HP develops and the software that HP develops with the hardware components and software that Bruker develops, as and when it becomes necessary. The Gemini Project Plan contains a more detailed and complete itemization of the components for which HP is responsible.

5.4 BRUKER'S CORE RESPONSIBILITIES. Bruker will design and develop the ion trap mass analyzer portion of the Gemini MS, including the electronics, the algorithms, and the software for controlling the ion trap mass analyzer. Bruker will do the mechanical design of the internal tub supports. Bruker will develop the acquisition and control software and software for performing data analysis. Bruker also is responsible for overall integration of the Gemini MS, with HP assisting when and as necessary. Bruker also will design (or procure) the nanoelectrospray accessory and application software options for MS library searching, standalone data analysis, and identification- of-unknown-peaks ("LUMS Dissect") analysis. The Gemini Project Plan contains a more detailed and complete itemization of the components for which Bruker is responsible.

5.5 JOINT RESPONSIBILITIES. Bruker and HP are jointly responsible for ensuring that their respective components and contributions to Gemini MS/Gemini R&D MS are fully compatible so that when the kit components are integrated, the products will meet their set of specifications. Bruker and HP are jointly responsible for conducting and passing tests for the prototype and pilot run instruments and software.

5.6 ALTERNATE VERSIONS AND MODELS OF THE GEMINI MS. The Gemini MS will be designed, developed, and manufactured to include all essential features and functions so that HP may sell it as a stand-alone product and as part of a high-throughput, routine analysis system. The Gemini MS will bear the product identification and appearance or trade dress of an HP instrument. The Gemini MS is also intended to serve as a core platform from which each Party may develop specialized Gemini instruments and systems. A Party may include additional software as a standard or optional feature. All Gemini instruments and systems and Gemini R&D systems will be based on the core Gemini MS so that economies of scale may be realized in manufacturing common parts and components and in assembling and testing the finished product. The Parties expect to differentiate their respective products.

5.7 GEMINI R&D MS. Bruker will modify the Gemini MS to make the Gemini R&D MS. The Gemini R&D MS will differ in appearance from the Gemini MS and will be consistent with the appearance of the Bruker product line. Bruker will design and manufacture different external covers for the Gemini R&D MS. The Gemini R&D MS will bear the product identification and appearance or trade dress, of a Bruker instrument.

Bruker will distribute the Gemini R&D MS to its customers. Bruker intends to market the Gemini R&D MS as a flexible research-oriented instrument and as part of a high-end LC/MS(') system. Bruker may include other ion sources and/or other software as standard features. HP will provide a fast switching power supply as a standard component of the Gemini R&D MS.

5.8 CONTINUING RESPONSIBILITIES. If a purchased part that a Party has designed into a component becomes obsolete, that Party will develop an alternative design using parts that will be available in the future. That Party also will develop an appropriate migration plan (acceptable to HP and Bruker) that includes the purchase of sufficient parts to (a) continue manufacture and timely delivery of the Gemini MS and Gemini R&D MS during the period of transition to the new design and (b) make field replacements of obsoleted parts or components as may be required.

5.9 FORMAL TESTING AND CERTIFICATIONS. Bruker and HP are jointly responsible for obtaining the required certifications as set out in the Gemini Hardware Quality and Regulatory Plan and for meeting all requirements for CSA and CE certification. Whenever testing occurs at the other party's site, the visiting party will provide engineering support personnel for the tests at their own expense, including travel costs.

5.10 PRODUCT DOCUMENTATION. HP and Bruker Will collaborate on the development of - the (a) product engineering documentation for use in manufacturing and testing, (b) training materials for training product support engineers, and (c) user information for generation of user manuals. Bruker will take the lead in preparing the first draft and the final draft of the product engineering documentation. Each Party will prepare and exchange its drafts of training materials and user information pertaining to the parts and functions of the Gemini/Gemini R&D for which it is responsible for designing and developing. Both Bruker and HP will own the copyright in the product documentation. Each Party may adapt and prepare derivative works of the product documentation in developing manuals or other documentation for its employees and its customers.

5.11 SUSTAINING ENGINEERING. Each Party will provide sustaining engineering for the Gemini / Gemini R&D MS product line comparable to the level that it provides for other similar products. The Parties will continue to collaborate on refinements, engineering changes, cost reduction, and software updates, upgrades, and new releases.

               ARTICLE 6 - MARKETING OF THE GEMINI / GEMINI R&D MS

6.1 MARKET INTRODUCTION. Neither Party may announce the Gemini/Gemini R&D MS or show such instruments to prospective customers until both Parties have accepted the production prototypes at the end of the Production Prototype Phase, unless both Parties agree to the early announcement or showing. Neither Party may issue quotations on, accept purchase orders for, or ship its Gemini/Gemini R&D MS instrument unless the other Party consents or both Parties have accepted the pilot run units at the end of the Pilot Run Phase. At any time the Parties may by mutual agreement disclose information about the Gemini/Gemini R&D MS and invite industry experts to observe demonstrations of prototype units, under terms of appropriate confidentiality agreements, to obtain critical feedback.

6.2 NO RESTRICTIONS ON SALES BY THE PARTIES. Bruker may sell the Gemini R&D MS without restriction on customers, geographic territory or sales channels. HP may sell the Gemini.MS without restriction on customers, geographic territory or sales channels.

6.3 HP COLLABORATION ON SALES OF THE GEMINI R&D MS. Whenever appropriate, HP will provide to Bruker or its Affiliates. Qualified New Leads to prospective customers who express an interest in the Gemini R&D MS. Bruker or its Affiliates will pay HP a commission or finder's fee on the sale of a Gemini R&D MS that results from a Qualified New Lead, as provided in the Finder's Fee Agreement.

6.4 BRUKER COLLABORATION ON SALES OF THE GEMINI MS. Whenever appropriate, Bruker or its Affiliates will provide to HP Qualified New Leads to prospective customers who express an interest in the Gemini MS. HP will pay Bruker or its Affiliates a commission or finder's fee on the sale of a Gemini MS that results from a Qualified New Lead, as provided in the Finder's Fee Agreement.

             ARTICLE 7 - MANUFACTURING AND PROCURING COMPONENTS FOR
                                      THE
                             GEMINI / GEMINI R&D MS

7.1 HP'S CORE RESPONSIBILITIES.

7.1.1 HP GEMINI KITS AND HP GEMINI R&D KITS. HP will manufacture (or procure) and test all components comprising the HP Gemini Kit and the HP Gemini R&D Kit. These components are identified in "Appendix 2 - Gemini Component Breakdown" in the Gemini Project Plan. HP will assemble and test each HP Gemini Kit and each HP Gemini R&D Kit. HP will manufacture HP Gemini Kits based on (a) HP's forecast of demand and actual purchase orders from HP customers for the Gemini MS and (b) Bruker's forecast of demand and actual purchase orders received from Bruker for kits with standard positive/negative power switching. HP will manufacture HP Gemini R&D Kits based on (a) actual purchase orders and sales forecasts from Bruker and (b) HP's forecast of demand and actual purchase orders received from HP customers who specify fast positive/negative power switching. HP will design the shipping container and packaging for the HP Gemini Kits and HP Gemini R&D Kits so that Bruker can reuse the shipping container and packaging for the Gemini MS and the packaging for the Gemini R&D MS. HP will provide the container and packaging as part of the Gemini MS Kit and Gemini R&D Kit. HP will pack the High Voltage Power Supply within the shipping container, but separate from and outside the mechanical packaging or body of the HP Gemini Kit and the HP Gemini R&D Kit, so that Bruker may easily remove the power supply and store it separately. HP will ship HP Gemini Kits and HP Gemini R&D Kits to Bruker FOB San Francisco using reasonable efforts to ship in accordance with schedules in Bruker purchase orders.

7.1.2 HP SOFTWARE. HP will manufacture CD ROMs containing the standard ChemStation software. Separate copies of the ChemStation software will be provided for each customer shipment. HP will provide a master copy of all integration software components that HP develops for the Gemini MS/Gemini R&D MS. (Bruker will incorporate these components on its CD-ROM for distribution to customers.) HP also will manufacture CD ROMs or discs containing the software for the following optional products, which Bruker may purchase from HP: HP Peptide Tools, HP Deconvolution, and Peptide Search.

7.1.3 HP SHIP KITS. HP will manufacture or procure all accessories and consumables comprising the HP Ship Kit. The specific items included in the HP Ship Kit are listed under the heading "HP Ship Kit" in "Appendix 2 - Gemini Component Breakdown" in the Gemini Project Plan.

7.1.4 CONSUMABLES. HP will manufacture or procure the consumables that are regularly used by customers in using the Gemini MS or Gemini R&D MS. HP customers and Bruker customers may order these consumables from HP through HP's consumables distribution channel.

7.2 BRUKER'S CORE RESPONSIBILITIES.

7.2.1 BRUKER HARDWARE. Bruker will manufacture (or procure) and test all hardware components for which Bruker has production responsibility. These components are identified in the section under the heading "Bruker-Daltonik Components" in "Appendix 2 - Gemini
                            Im
Component Breakdown" in the Gemini Project Plan.

7.2.2 BRUKER SOFTWARE. Bruker will manufacture CD ROMs containing all software required to provide control of the Gemini MS and Gemini R&D MS and CD ROMs containing the data analysis software. Bruker also will manufacture CD ROMs or discs containing the software for the following optional products, which HP may purchase from Bruker: LC/MS Dissect, Library Search, and stand-alone data analysis.

7.2.3 INTEGRATION AND FINAL TESTING. Bruker will provide final assembly and integration of the HP Gemini Kit / HP Gemini R&D Kit with the corresponding Bruker hardware components referred to in Section 7.2.1 and the Bruker Software referred to in Section 7.2.2 to produce the final Gemini MS units and Gemini R&D MS units and will conduct the final testing of each of the final units. All work will be performed in an ISO 9000 certified environment. Bruker will conduct the final test of each Gemini MS and Gemini R&D MS in accordance with the final test procedures that Bruker, with 11P's assistance, will develop before the end of the pilot run phase.

7.3 SEPARATELY PROCURED ITEMS. The following components, although required for the operation of the Gemini MS and Gemini R&D MS, are not provided by HP to Bruker as part of the HP Gemini Kit or HP Gemini R&D Kit, and are not provided by Bruker to HP as part of the Gemini MS that it sells to HP: (1) an Edwards EIM18 rough pump;
(2) a PC with two LAN boards, monitor, and printer; and (3) a syringe pump. Each Party will procure these components separately and furnish them as part of the Gemini MS or Gemini R&D MS that such Party sells to its customers.

7.4 ISO COMPLIANCE. Each Party will prepare its manufacturing facilities and environment in which Gemini / Gemini R&D components, kits, and products will be manufactured and the processes and systems that it will use to manufacture Gemini / Gemini R&D components, kits, and products to meet the relevant ISO 9000 standards by October 1, 1999. Each Party will maintain ISO 9000 certification for the duration of its activities in manufacturing Gemini / Gemini R&D components, kits, and products. If a Party decides to use a separate entity for manufacturing any component for which it is responsible, the Party will use its best efforts to select an entity that will meet the relevant ISO 9000 standards before engaging such entity to perform any work required under this Agreement. If a Party uses a separate entity for manufacturing any component for which it is responsible, and such entity does not meet the relevant ISO 9000 standards, the Party will carefully inspect all incoming parts and provide the other Party assurance that such parts meet such Party's quality standards.

7.5 YEAR 2000 COMPLIANCE WARRANTIES. The phrase "Year 2000 Compliant" means able to perform without error, loss of data or loss of functionality arising from any failure to process, calculate, compare or sequence date data accurately. Each Party warrants to the other Party that the processes and systems that it uses to manufacture Gemini and Gemini R&D components, kits, and products hereunder will be Year 2000 Compliant by June 1, 1999, and that such processes and systems will not have an adverse impact on the provision of components, kits and products to either Party or their respective customers. Each Party also warrants to the other Party that all software and firmware that it develops for the other Party or furnishes to the other Party or to the other Party's customers will be Year 2000 Compliant and will not cause any product with which the software or firmware is intended to be used and is used to become non-Year 2000 Compliant. Each Party will demonstrate Year 2000 Compliance by furnishing the other Party successful results of a formal software inspection and review and by successfully executing the year 2000 compliance tests.

7.6 QUALITY PROGRAM. Each Party will maintain an objective quality program for all products it delivers to the other Party. Each Party's quality program will be in accordance with the current revision of HP's Supplier Quality System Requirements. Each Party will provide to the other Party a copy of its quality program and supporting test documentation.

7.7 DELEGATING MANUFACTURING RESPONSIBILITIES. Whenever in this Agreement a Party is assigned the responsibility for manufacturing an item, such Party may procure the item from a third party or may have a third party manufacture the item. However, such Party must use its best efforts to select a third party supplier or third party manufacturer who will meet all relevant requirements of ISO 9000. Such Party also will use its best efforts to require the third party supplier or third party manufacturer to provide Year 2000 Compliance warranties, substantially like the warranties in Section. 7.5, covering everything, particularly software and firmware, procured from such third party, and to permit inspection by both Parties.

7.8 CONTINGENCY MANUFACTURING PLAN. The Parties will develop a mutually-acceptable contingency manufacturing plan for use in case either Party cannot produce sufficient products to meet the other Party's requirements.

 7.8.1 If during any quarter either party is unable or unwilling to ship at least 90% of the quantity of HP Gemini MS and HP Gemini R&D MS kits and instruments, the Parties' Program Managers will discuss corrective actions. If during any quarter either party is unable or unwilling to ship at least 80% of the quantity of HP Gemini MS and HP Gemini R&D MS kits and instruments, the Par-ties' Program Managers and Business Managers will decide what corrective actions to take. Such actions may include, but are not limited to the following:
(a) hire appropriately skilled personnel to add capacity or shift personnel from other programs to meet the shipment goals, or (b) provide additional technical assistance to the other party in which situation the party receiving assistance will compensate the other party at a rate of 1.5 times salaries plus transportation and living expenses.

7.9 ENGINEERING DESIGN OR PROCESS CHANGES.

7.9.1 PROPOSED CHANGES. Neither Party will, without the prior written consent of the other Party, make or incorporate in the Gemini kit, Gemini R&D kit or Gemini MS any change in any process or any change in any design that affects the electrical performance; the mechanical form fit, or function; the environmental compatibility; the chemical characteristics; the software compatibility; or the life, reliability, or quality of such Gemini Product (collectively, "Engineering Changes"). Each Party will give to the other Party notice of any proposed Engineering Change, and will provide evaluation samples and other appropriate information at least 90 days prior to the first proposed shipment of the Gemini kit, Gemini R&D kit or Gemini MS involving an Engineering Change. Each Party also will give to the other Party notice of any proposed geographical relocation of any manufacturing process together with assurances that such relocation will not affect product availability, the electrical performance, the mechanical form, fit, or function, the environmental compatibility, the chemical characteristics, the software compatibility, or the life, reliability, or quality of such Gemini Product, at least 60 days before such relocation.

7.9.2 SAFETY STANDARD CHANGES. Each Party will immediately give notice to the other Party if any upgrade, substitution or other change to an instrument is required to make that instrument meet applicable safety standards or other governmental statutes, rules, orders or regulations, even those that are not defined as Engineering Changes in Section 7.9. 1. The Parties will determine which Party is responsible for meeting the requirement, and such Party shall take all appropriate steps to effect the upgrade, substitution, or other change that may be required. If the instrument met all applicable safety standards and other governmental requirements at the time of manufacture, the Parties will allocate the costs of any subsequent upgrade, substitution or other change required, in an equitable manner, based on good faith discussions between the Parties.

7.9.3 EXCESSIVE FAILURE RATE. If the failure rate for the Gemini MS and/or Gemini R&D MS exceeds an average of two service calls per instrument per year, averaged over the total number of instruments under warranty, the Parties jointly will analyze the failure reports, determine the root causes, and develop corrective action plans. If the Parties determine that the failures are primarily attributable to one Party, such Party will provide additional engineering and technical support needed to bring the failure rate within an acceptable limit. If the Parties determine that the failures are not primarily attributable to one Party, both Parties will provide additional engineering and technical support needed to bring the failure rate within an acceptable limit.

            ARTICLE 8 - SALES OF COMPONENTS AND OF THE GEMINI MS AND
                                     GEMINI
                                     R&D MS

8.1 HP GEMINI PRODUCTS. Bruker may purchase from HP and HP will sell to Bruker the following products ("HP Gemini Products") so long as either HP is actively selling the Gemini MS or Bruker is actively selling the Gemini R&D MS:

        HP Gemini Kits, as specified in Sub-Section 7.1.1
        HP Gemini R&D Kits, as specified in Sub-Section 7.1.1
        HP Ship Kits, comprising accessories and consumables, as specified in Sub-Section 7.1.3 HP APCI accessory
        HP CDs or disks containing optional software identified on the document entitled "Pricing of HP and Bruker Kits, Instruments, Accessories, and Software" which is incorporated herein as an Appendix 3 in Section 22.9. HP Gemini R&D kit without source parts, etc. as specified in Gemini Project Plan.

8.2 BRUKER GEMINI PRODUCTS. HP may purchase from Bruker and Bruker will sell to HP the following products ("Bruker Gemini Products") so long as either Bruker is actively selling the Gemini R&D MS or HP is actively selling the Gemini MS:

        Gemini MS as assembled and tested in accordance with Section 7.2.3 Bruker Nanoelectro spray accessory
        Bruker CDs or disks containing optional software identified on the document entitled "Pricing of HP and Bruker Kits, Instruments, Accessories, and Software"

8.3 PRICES. Sales between HP and Bruker will be conducted in US dollars. The prices are set out in the document entitled "Pricing of HP and Bruker Kits, Instruments, Accessories, and Software," which is incorporated herein as Appendix 3. The Parties have a goal of reducing their respective manufacturing costs so that they can reduce their prices to each other after the year [*](3) from the prices specified for the year [*]. The parties will confer regarding their prices for HP Gemini Kits, HP Gemini R&D Kits and the Gemini MS sold after the year [*]. HP will reduce the prices that HP charges Bruker for the HP Gemini Kit and the HP Gemini R&D Kit by the same percentage that Bruker reduces the price that it charges HP for the Bruker value add portion of the Gemini MS.

Bruker and HP have mutual interest in product differentiation, including different ionization methods (e.g. MALDI, FAB, SIMS, MCI, MAB). Bruker has an initial interest in developing an in-source MALDI-ITMS system based upon ionization in vacuum. Bruker has the option of purchasing a Gemini R&D kit without ESI/API source parts, power supplies, etc. to be used with different ionization sources mentioned above. This option is described in the Gemini project plan and the price set forth in Appendix 3. This provision is applicable for a volume of more than 5 kits per year. If less than 5 kits per year are required, Bruker can purchase Gemini R&D kits, and the excess parts not used for this instrument configuration can be used by Bruker for spare parts.

8.4. EXCHANGE RATE VARIANCES. The prices in Appendix 3 are based upon an exchange rate of 1.65DM per US dollar. HP and Bruker agree to share the exchange rate risk associated with the Bruker value add portion of the Gemini MS. If the actual exchange rate varies more than 5%DM/US$ Bruker and HP will equally share the impact of the variance. The actual exchange rate will be the noon Fed Funds fixing rate on the date that Bruker accepts a purchase order placed by HP. Within thirty days after the end of each HP fiscal quarter HP and Bruker will settle the impact of the differences and the appropriate party will make a payment to the other party. If the exchange rate between US dollars and the DM(or Euro) differs from the assumed exchange rate by more than 15% at the beginning of any HP fiscal quarter, HP and Bruker will reset the assumed exchange rate and adjust the prices in Appendix 3. To complete the reset of the assumed exchange rate, the Parties will (1) replace Appendix 3, "Pricing of HP and Bruker Kits, Instruments, Accessories, and Software" with a document containing revised prices in US dollars, (2) agree that any reference to prices refers to the updated Appendix, and (3) agree that any reference to the assumed exchange rate, in the body of the contract or any Appendices, refers to the new assumed exchange rate.

8.5 AOB-HP LICENSE AGREEMENT Analytical of Branford, Inc. ("AOB") is the exclusive licensee of U.S. patents No. 5,130,5338, No. 5,581,080, and No. 5,686,726. AOB has granted to HP sublicenses under AOB's exclusive licenses to the AOB licensed patents. AOB and HP have agreed that the Esquire-LC, Gemini MS & Gemini R&D MS and successor ITMS systems will be considered as licensed products sold by HP and Bruker to their customers so long as HP pays AOB the royalty due upon such sales. The AOB license fee is included in the price of the HP Esquire-LC kit and HP Gemini MS and Gemini R&D MS kits and bioanalysis and deconvolution software. However, Bruker cannot use the HP API source parts or deconvolution software for products other than ITMS products since Bruker has no license to AOB patents.

--------
(3) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

8.6 TAXES, DUTIES, SHIPPING CHARGES, INSURANCE. Title to the HP Gemini MS Kits, HP Gemini R&D MS Kits, HP Ship Kits, APCI accessories, and the media on which HP has stored its optional software will pass to Bruker, FOB San Francisco. Bruker will pay all taxes, duties, freight and insurance for shipments from San Francisco. Title to the finished HP Gemini MS, nanoelectrospray accessory and the media on which Bruker has stored its optional software will pass to HP, FOB Bremen, Germany. HP will pay all taxes, duties, freight and insurance for shipments from Bremen, Germany.

8.7 ORDER FORECASTS.

8.7.1 DURING THE DEVELOPMENT PROJECT. At the beginning of the Production Prototype Phase, Bruker will give HP an initial forecast of Bruker's requirements for HP Gemini Products (as defined or listed in Section 8.1 ) for the first year after shipment release. Likewise, at the beginning of the Production Prototype Phase, HP will give Bruker an initial forecast of HP's requirements for Bruker Gemini Products (as defined or listed in Section 8.2) for the first year after shipment release . At the beginning of the Pilot Run Phase, each Party will provide to the other Party an updated forecast.

8.7.2 ON-GOING FORECASTS. After the successful conclusion of the Pilot Run Phase, HP will provide to Bruker before the end of each month a forecast of the quantity of the Gemini MS, the Bruker Nanoelectrospray Accessory, and Bruker Software that HP has ordered or scheduled for delivery or expects to order or schedule for deliveries, during the following 12 months. Similarly, before the end of each month Bruker will provide to HP a forecast of the quantity of the HP Gemini Kit, the HP Gemini R&D Kit, the HP Ship Kit, the HP APCI Accessory, and HP Software that Bruker has ordered or scheduled for deliveries, or expects to order or schedule for deliveries, during the following 12 months. Each Party will update its forecast each month to provide the other Party its best estimates of the number of units that it will want delivered in each of the 12 succeeding months.

8.7.3 IMPLICATIONS OF FORECASTS ON ORDERS FOR PRODUCTS. Both parties may accept, but will not be obligated to accept, a purchase order for quantities of Gemini Products that differ from the quantities indicated in its forecasts by more than the percentages indicated in the table below. A conforming purchase order must conform with each parameter set out below; the variances permitted are to be considered separately and not cumulatively.

---------------------------------------- -------------------------------------- --------------------------------------
Time Between Relevant Forecast and        Minimum Quantity of Product on         Maximum Quantity of Product on
Required Shipments on Purchase Order      Purchase Order                         Purchase Order
---------------------------------------- -------------------------------------- --------------------------------------
Forecast Provided 1 Month Before                         100%                                   100%
Shipments Scheduled on Purchase Order
---------------------------------------- -------------------------------------- --------------------------------------
Forecast Provided 2 Months Before                        100%                                   110%
Shipments Scheduled on Purchase Order
---------------------------------------- -------------------------------------- --------------------------------------
Forecast Provided 3 Months                                80%                                   120%
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
Before Shipments Scheduled on
Purchase Order
---------------------------------------- -------------------------------------- --------------------------------------
Forecast Provided 6 Months Before                         50%                                   150%
Shipments Scheduled on Purchase Order
---------------------------------------- -------------------------------------- --------------------------------------


8.8 PURCHASE ORDERS

   8.8.1 FUNCTION OF PURCHASE ORDERS. Each Party will formally order kits, instruments, components, accessories, software, and replacement parts, ("Products") from the other Party and schedule shipments ("Delivery Dates") by issuing its regular purchase order ("Order") to the other Party. Each Order will include: (i) unit quantity; (ii) unit price; (iii) shipping destination;
 (iv) Delivery Date; and (v) other instructions or requirements pertinent to the Order. Both parties may schedule regular intervals for deliveries by an appropriate Order setting forth the intervals. This Agreement will control and take precedence over the terms of an Order if there is any inconsistency between this Agreement and an Order.

   8.8.2 ORDER ACKNOWLEDGMENT. An Order will be deemed to have been placed as of the date of receipt of the Order. The receiving Party will promptly confirm the receipt of an Order electronically or through facsimile to the ordering Party within two working days. Orders that are within the allowed variances from the forecasts, as set out in Section 8.7, will be deemed accepted upon receipt. All Orders will be deemed accepted if the receiving Party does not reject the Order or non-conforming item on the Order, in whole or in part, within ten business days of receipt of the Order. If an Order exceeds the Forecast or shortens the Lead Time, the receiving Party will use reasonable efforts to fill such excess or accommodate such shorter Lead Time.

   8.8.3 SUBMISSION OF REGULAR MONTHLY PURCHASE ORDERS. Each Party will submit to the other Party its Purchase Order for Products to be purchased and delivered during any month at least 60 days before the beginning of such month.

8.9 STANDARD PAYMENT TERMS. Each Party will pay for Products, in US dollars, net 37 days, after the latest of. (a) receipt by the receiving Party of an appropriate invoice from the shipping Party; or (b) receipt by the Party of the corresponding Products or Parts. Except as other-wise provided in this Agreement, associated freight expenses and duties will be paid directly by the receiving Party. Neither Party will be liable for any costs related to or payments for unordered or Nonconforming Products.

8.10 PROTOTYPES AND PRODUCTS DELIVERED DURING DEVELOPMENT PROJECT. During the Lab Prototype Phase, the Parties will provide the parts, hardware components, software, and labor to make and allocate lab prototypes, in accordance with the Gemini Project Plan. This will be done without charge to or receiving reimbursement from the other Party, irrespective of where the lab prototypes will be sent, who will get the lab prototypes, or how the lab prototypes will be used. During the Production Prototype

Phase, the Parties may provide the parts, hardware components, software and labor to upgrade some of the lab prototypes to become production prototypes. The Parties will also provide the parts, hardware components, software, and labor to make new production prototypes. The Parties will allocate the production prototypes between the Parties, in accordance with the Gemini Project Plan, without charge to or receiving reimbursement from the other Party, irrespective of where the production prototypes will be sent, who will get the production prototypes, or how the production prototypes will be used. During the Pilot Run Phase, the Parties may upgrade some of the production prototypes to become pilot run instruments, and the Parties will make additional pilot run instruments. The Parties will distribute the pilot run instruments in accordance with the Gemini Project Plan, The pilot run instruments will be treated as customer units for purposes of determining and allocating costs and payments between the Parties. Bruker will pay HP for all HP Gemini Kits, HP Gemini R&D Kits, and HP Ship Kits (or their equivalents in components and parts) incorporated into the pilot run instruments, as though Bruker had ordered the components for its regular manufacturing. HP will pay Bruker for all the pilot run units that are delivered to HP, as though the units were ordered for customer shipments. If one Party has purchased and famished the separately procured items for a unit that is distributed to the other Party, the other Party will reimburse the procuring Party for such separately procured items.

              ARTICLE 9 - HP'S MINIMUM PURCHASE COMMITMENT, INITIAL
                                    PURCHASE
              ORDER AND DISPOSITION OF HP'S SECURITY DEPOSIT/DONVN
                                    PAYMENT

9.1 MINIMUM PURCHASE COMMITMENT BY HP. HP will purchase a minimum of [*](4) units of the Gemini NIS during the two years following shipment release.

9.2 HP'S INITIAL PURCHASE ORDER. As assurance for HP's minimum purchase commitment recited above, HP will issue a new purchase order for this minimum quantity after completion of the Production Prototype phase. This new purchase order will replace and automatically cancel existing HP Purchase Order #23732322. Notwithstanding anything to the contrary in Sub-Section 8.7.3,
Section 8.8, and Section 8.9, (a) HP will not submit regular purchase orders until the [*] units ordered on its initial purchase order have been allocated for deliveries; instead HP will issue call offs or use another mutually acceptable procedure to advise Bruker of shipping destinations, Delivery Dates, and other instructions for each of the [*] units; (b) HP will pay for the first [*] units, including the pilot run units, as provided in Section 9.5 below.

9.3 SECURITY DEPOSIT/DOWN PAYMENT PREVIOUSLY PAID BY HP TO BRUKER. Under the terms of the Old Agreement, HP submitted Purchase Order 923732322 to Bruker for [*]

--------
(4) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

Gemini units. HP paid Bruker [*] as a security deposit and down payment, with an expectation that Bruker would begin shipping Gemini systems to HP in [*](5).

9.4 PARTIAL REFUND OF SECURITY DEPOSIT/DOWN PAYMENT. Within five days of execution of this Agreement, Bruker will refund to HP, by wire transfer, the balance of the security deposit / down payment, including accrued interest, except Bruker will retain [*] as the security deposit/down payment for the first [*] units of the Gemini MS . Thereafter, Bruker will pay HP interest within 30 days after the end of each HP Fiscal Quarter on any amounts that Bruker retains as a security deposit/down payment during such quarter. The interest rate for computing interest for such quarter will be the average of the LIBOR one-year index for such quarter divided by four.

9.5 DISPOSITION OF SECURITY DEPOSIT/DOWN PAYMENT. Each time Bruker sells and delivers a Gemini MS to HP, Bruker will deduct [*] of transfer price from the security deposit/down payment and invoice HP for the remainder. When the balance of the security deposit/down payment is less than [*], Bruker will apply the balance to HP's purchase of the next Gemini MS and invoice HP for the difference. If Bruker fails to develop the Gemini/Gemini R&D MS in a timely manner in accordance with the Gemini Project Plan, or if Bruker terminates this Agreement before the security deposit/down payment has been used up in the normal course of selling products to HP, Bruker shall immediately refund to HP the remaining balance of the security deposit/down payment. If HP does not order sufficient products to deplete the security deposit/down payment through no fault of Bruker, HP will forfeit any remaining security deposit/down payment.

9.6 DELAY IN INITIAL SHIPMENT. If the initial shipment of the Gemini MS is delayed beyond the scheduled shipment date of [*], Bruker will refund to HP [*] of the Security Deposit for each Gemini MS that HP forecasts, on its forecast immediately preceding the delay, for delivery during the period of the delay, until the initial shipment occurs.

                       ARTICLE 10 - WARRANTIES AND SUPPORT

10.1 HP WARRANTY. HP warrants that all HP Gemini Products, including the media on which HP software is fixed, will be free from defects in materials and workmanship for a period of 15 months from the date of shipment by HP to Bruker. If any HP part in any Gemini MS or Gemini R&D MS fails during manufacture or test at Bruker's factory as a result of such defect, Bruker may draw from its stock of HP parts to replace any such failed HP part and return such failed part to HP for replacement at no charge: or for credit. If any HP part in any Gemini R&D MS fails as a result of such defect after Bruker has shipped the Gemini R&D MS, but within 15 months of HP's shipment to Bruker, HP will provide a replacement part in exchange for such failed part at no charge. However, HP will not be responsible for paying for any labor or other expenses incurred in connection with replacing such part in the Gemini R&D MS.

--------
(5) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

10.2 BRUKER WARRANTY. Bruker warrants that all Bruker Gemini Products, including the media on which Bruker software is fixed, will be free from defects in materials and workmanship for a period of 15 months from the date of shipment by Bruker to HP. If any Bruker part in any Gemini MS fails as a result of such defect within 15 months of Bruker's shipment to HP, Bruker will provide a replacement part in exchange for such failed part at no charge. However, Bruker will not be responsible for paying for any labor or other expenses incurred in connection with replacing such part in the Gemini MS.

10.3 REPLACEMENT PARTS. Each Party will prepare a list of parts (by part number and description) that it will make available as replacement parts under its warranty and that it will sell for customer support. In preparing these lists, each Party will determine whether to furnish individual parts or assemblies of parts as replacement parts. Each Party also will determine and specify the lead-time for ordering and the lot quantity for each listed replacement part. Each Party also will determine the distribution channel(s) that it will use in selling the replacement parts or making them available to the other Party. The prices that each Party will charge the other Party for replacement parts or the formula that will be used to determine such prices is set out in the "Pricing of HP Kits, Accessories, and Software and Bruker Instruments, Accessories, and Software".

10.4 RETURN OF FAILED PARTS AND FAILURE REPORTS. HP will send to Bruker all failed electronic boards that HP replaces for its customers, at Bruker's expense. If Bruker requests HP to send other failed parts to Bruker, HP will use reasonable efforts to send such other failed parts to Bruker, at Bruker's expense. If HP requests Bruker to send any failed parts to HP, Bruker will use reasonable efforts to send such failed parts to HP, at HP's expense. Whether or not any failed part is returned, the par-ties will provide each other with failure information to facilitate corrective action by the Party that made the part.

                      ARTICLE 11 - NEW DEVELOPMENT PROJECTS

11.1 UPGRADES TO GEMINI/GEMINI R&D MS AND NEW ITMS. The Parties will begin considering upgrades to the Gemini/Gemini R&D MS and/or the design of the next generation platform (under the code name [*](6)), at the end of the Gemini Production Prototype Phase. If the Parties decide to jointly develop a major upgrade to the Gemini/Gemini R&D MS or to jointly develop the [*] or any other ITMS, the Parties will use Lifecycle Planning, including the preparation of Lifecycle Documents for the project. Neither Party will be obligated to commence or to finish any joint development of an upgrade or new product unless both Parties formally adopt the Lifecycle Documents for the upgrade or new product, and both Parties agree to a set of prices at which the Parties will sell components and products to one another.

11.2 RP DEVELOPMENTS OF TECHNOLOGIES IN HP CORE AREAS. HP anticipates that it will continue making improvements in the HP Core Areas. HP will inform Bruker product,

--------
(6) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

project and program management of any improvements that HP develops and incorporates into any of its ITMS instruments during the Engineering Collaboration Period. Both Parties will share technology improvements in their core areas to assure that both Parties' products are competitive in basic areas of MS and MS/MS performance such as sensitivity, mass range, resolution, etc. Upon meeting the required competitive levels, the parties will discuss and mutually agree how to differentiate their products.

11.3 BRUKER DEVELOPMENTS OF TECHNOLOGIES IN BRUKER CORE AREA. Bruker anticipates that it will continue making improvements in the Bruker Core Areas. Bruker will inform HP products, project and program management of any improvements that Bruker develops and incorporates into any of its ITMS instruments during the Engineering Collaboration Period. Both Parties will share technology improvements in their core areas to assure that both Parties' products are competitive in basic areas of MS and MS/MS performance such as sensitivity, mass range, resolution, etc. Upon meeting the required competitive levels, the parties will discuss and mutually agree how to differentiate their products.

                         ARTICLE 12 - EMPLOYEE RELATIONS

12.1 VISITING EMPLOYEES. Each Party will perform most of its tasks on its own premises. However, employees of each Party will visit the other Party's premises on a regular basis during the Engineering Collaboration Period. Regardless of the duration of any such visit, the visiting employee will not be deemed an employee of the Host Party. The visiting employee's regular employer will continue to be responsible for the employee's wages, benefits and payroll taxes, and (unless otherwise agreed by the Parties) reimbursable expenses. Each visiting employee will abide by the safety and security rules of the Host Party.

12.2 SENSITIVE INFORMATION. A visiting employee may inadvertently observe or overhear information that a reasonably prudent person would recognize as confidential or proprietary. If this happens, the employee will treat such information as belonging to the Host Party and will not disclose it to anyone or use it for any purpose without first inquiring of the Host Party.

12.3 RECRUITING. No Party may recruit any employee assigned by another Party to work on the Project while such employee works on the Project or within one year thereafter. However, such employee may take the initiative to apply for employment with the other Party and such other Party may offer employment to such employee.

                      ARTICLE 13 - CONFIDENTIAL INFORMATION

13.1 CONFIDENTIAL INFORMATION. "Confidential Information" means (a) written information that is marked as confidential at the time of disclosure and (b) unwritten information that is treated as confidential at the time of disclosure and designated as confidential in a written memorandum sent to the recipient within thirty days of disclosure, summarizing the information sufficiently for identification.

13.2 DUTY OF CARE. Each Party receiving Confidential Information under this Agreement will protect it by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, dissemination, or publication of the Confidential Information as the recipient uses to protect its own confidential information of a like nature.

13.3 PERSONS WHO MAY RECEIVE INFORMATION. A recipient may disclose Confidential Information only to its employees and consultants who have a need to know such information to carry out their duties. All such employees and consultants must be obligated by written agreement to give substantially the same protection to the Confidential Information as is provided herein.

13.4 USE OF CONFIDENTIAL INFORMATION. HP may use Bruker's Confidential Information only for the purpose of understanding technologies associated with such disclosures, for developing ITMS products under this agreement, and for such purposes as may be permitted under Article 14. Bruker may use HP's Confidential Information only for the purpose of understanding technologies associated with such disclosures, for developing ITMS products under this agreement, and for such purposes as may be permitted under Article 14.

13.5 DISCLOSURES UNDER PRIOR AGREEMENTS. As of the Effective Date, this Agreement will govern any disclosure of Confidential Information pertinent to the Project under any prior agreement.

13.6 EXCLUSIONS. The provisions of this Article shall not apply to any information:

        (a) that was already in recipient's possession before disclosure by the disclosing Party,
        (b) that is, or after it becomes, a matter of public knowledge through no fault of recipient,
        (c) that is rightfully received by recipient from a third party without a duty of confidentiality,
        (d) that is disclosed by the disclosing Party to a third party without imposing a duty of confidentiality on the third party, or
        (e) that is developed independently by employees of the recipient with no access to the Confidential Information.

A recipient may disclose Confidential Information when required by law, but only to the extent so required, provided that the recipient gives the disclosing
Part), reasonable advance notice so that the disclosing Party can protect its interests.

13.7 TERM. The recipient's obligations of confidentiality expires three years after the expiration or termination of the Engineering Collaboration Period.

           ARTICLE 14 - DEVELOPMENT INVENTIONS AND OTHER INTELLECTUAL PROPERTY CREATED DURING DEVELOPMENT PROGRAMS

14.1 INVENTION. "Invention" means anything that comprises patentable subject matter under the U.S. Patent Law (Title 35, U.S. Code Section 101)

14.2 DEVELOPMENT INVENTION. "Development Invention" means an invention comprising, or embodied in, an ITMS or a component thereof, or a process practiced or implemented in or by an ITMS made or developed, by one or more employees of either Bruker or HP, during the Engineering Collaboration Period.

14.3 OWNERSHIP OF DEVELOPMENT INVENTIONS. A Development Invention made or developed solely by Bruker employees ("a Bruker Development Invention") is deemed to be solely owned by Bruker. A Development Invention made or developed solely by HP employees ("an HP Development Invention") is deemed to be solely owned by HP. A Development Invention made or developed jointly by employees of both Parties ("a Joint Development Invention") is deemed to be owned by both Parties. For purposes of Section 14.5 and Section 14.6 below, a Bruker Development Invention will be considered solely owned by Bruker, and an HP Development Invention will be considered solely owned by HP, notwithstanding any assignment or partial assignment of any ownership by a Party to any other party.

14.4 DISCLOSURE OF DEVELOPMENT INVENTIONS. Each Party will disclose to the other Party all Development Inventions, including Joint Development Inventions, made or developed by its employees.

14.5 OBTAINING AND MAINTAINING PATENTS COVERING DEVELOPMENT INVENTIONS. Each Party will determine, in its sole discretion, whether and where to file patent applications covering Development Inventions of which it is the sole owner. Each Party will be solely responsible for the prosecution of patent applications and the maintenance of patents covering Development Inventions of which it is the sole owner. With respect to Joint Development Inventions, the Parties will be governed by the provisions of Section 143 in determining whether and where to file patent applications and in allocating responsibility for the prosecution of patent applications and the maintenance of patents.

14.6 LICENSES REGARDING SOLELY OWNED DEVELOPMENT INVENTIONS. The provisions of this Section 14.6 and the Sub-sections hereunder relate and extend only to solely owned Development Inventions and grant no rights to exploit any other inventions or under any patents covering any other inventions.

  14.6.1 LICENSES TO EACH OTHER REGARDING DEVELOPMENT INVENTION WITHIN OWNER'S CORE AREA. With respect to each solely owned Development Invention in the owner's Core Areas, the owning Party hereby grants and will grant to the other Party, for the duration of the Engineering Collaboration Period and for 2 years there after a world-wide, non-exclusive, royalty-free, paid -up license to use, offer to sell, sell and import ITMSs that constitute, embody, or incorporate such Development Invention and to practice any process(es) constituting or embodying such Development Invention in using ITMSs with the right to grant sublicenses to the other Party's Affiliates, but without the right to grant sublicenses to non-Affiliates. Such license extends and will extend to all patents covering the Development Invention and to trade secrets embodied in the Development Invention, but not to copyrights in computer programs. Such license specifically excludes the right to make, or have made, i.e. the license is not a manufacturing license.

  14.6.2 LICENSES TO EACH OTHER REGARDING DEVELOPMENT INVENTION IN OTHER PARTY'S CORE AREA. With respect to each solely owned Development Invention in the other Party's Core Areas, the owning Party hereby grants and will grant to the other Party a world-wide, non-exclusive, royalty-free, paid-up, perpetual. license to make, have made, use, offer to sell, sell, and import products that constitute, embody, or incorporate such Development Invention and to practice any process(es) constituting or embodying such Development Invention in manufacturing or using products, in all fields, with the right to grant sublicenses to the other Party's Affiliates, but without the right to grant sublicenses to non-Affiliates. Such license extends and will extend to all patents covering the Development Invention and to trade secrets embodied in the Development Invention, but not to copyrights in computer programs.

 14.6.3. LICENSES TO EACH OTHER REGARDING DEVELOPMENT INVENTION IN NEITHER PARTY'S CORE AREA. With respect to each solely owned Development Invention that is in neither Party's Core Areas, the owning Party hereby grants and will grant to the other Party, for the duration of the Engineering Collaboration Period and for two years thereafter, a world-wide, non-exclusive, royalty-free, paid-up license to use, offer to sell, and import ITMSs that have been developed jointly by the Parties hereunder that constitute, embody, or incorporate such Development Invention and to practice any process(es) constituting or embodying such Development Invention in using ITMSs that have been developed jointly by the Parties hereunder, with the right to grant sublicenses to the other Party's Affiliates, but without the right to grant sublicenses to non-Affiliates. Such license extends and will extend to all patents covering the Development Invention and to trade secrets embodied in the Development Invention, but not to copyrights in computer programs. Such license specifically excludes the right to make or have made, i.e., the license in not a manufacturing license.

  14.6.4 LICENSES TO THIRD PARTIES. Each Party will determine, in its sole discretion, whether, and to whom else, it will grant additional licenses and the terms of such licenses with respect to its solely owned Development Inventions.

14.7 JOINT DEVELOPMENT INVENTIONS

  14.7.1 JOINT DEVELOPMENT INVENTIONS IN BRUKER CORE AREAS. If the subject matter of a Joint Development Invention is exclusively in Bruker Core Areas: (1) Bruker shall have the first right to determine whether to seek patents on such invention; (2) if Bruker decides to file one or more patent applications on such invention, upon request by Bruker, HP will assign its rights to any patent application and any patent issuing from such patent application covering such invention, and Bruker may file and prosecute such patent applications solely in its name; and (3) HP shall retain, and Bruker shall grant to HP under the patents issuing from such patent applications, a royalty-free, nonexclusive, perpetual license to make, have made, import, offer to sell, sell, and use products that incorporate the invention, with the right to grant sublicenses to its Affiliates, but without the right to grant sublicenses to non-Affiliates. If Bruker decides not to file a patent application on a Joint Development Invention in Bruker Core Areas, or if Bruker does not timely request HP to assign HP's rights to file a patent application on such Joint Development Invention, the Joint Development Invention will be treated as a Joint Development Invention in neither Core Areas under the provisions of Section 14.7.3.

  14.7.2 JOINT DEVELOPMENT INVENTIONS IN HP CORE AREAS. If the subject matter of a Joint Development Invention is exclusively in HP Core Areas: (1) HP shall have the first right to determine whether to seek patents on such invention; (2) if HP decides to file one or more patent applications on such invention, upon request by HP, Bruker will assign its rights to any patent application and any patent issuing from such patent application covering such invention, and HP may file and prosecute such patent applications solely in its name; and (3) Bruker shall retain, and HP shall grant to Bruker under the patents issuing from such patent applications, a royalty-free, nonexclusive, perpetual license to make, have made, import, offer to sell, sell, and use products that incorporate the invention, with the right to grant sublicenses to its Affiliates, but without the right to grant sublicenses to non-Affiliates. If HP decides not to file a patent application on a Joint Development Invention in HP Core Areas, or if HP does not timely request Bruker to assign Bruker's rights to file a patent application on such Joint Development Invention, the Joint Development Invention will be treated as a Joint Development Invention in neither core areas under the provisions of Section 14.7.3.

  14.7.3 JOINT DEVELOPMENT INVENTIONS IN NEITHER CORE AREAS OR IN BOTH CORE AREAS. Joint inventions that are in neither Party's Core Areas, or simultaneously in both Party's Core Areas, will be owned jointly, and both parties will try to resolve by mutual agreement who takes the lead in filing patents on such inventions.

14.8 INVENTIONS PRIOR TO EFFECTIVE DATE. The Provisions of this Article 14 will apply to all Development Inventions-made during the Engineering Collaboration Period, whether made during the validity of the Old Agreement or after the Effective Date of this Agreement, except that with respect to any invention covered by the Old Agreement for which a patent has issued or for which a patent application has been filed in any country in the names of both Parties, all patents issued in all countries covering such invention will be assigned to both Bruker and HP in accordance with the Old Agreement.

14.9 LICENSES TO EACH OTHER ON PRE-EXISTING INTELLECTUAL PROPERTY. With respect to any HP or Bruker inventions, patents, know-how or trade secrets that existed before the Old Agreement was signed ("Pre-existing Intellectual Property"), the owning Party hereby grants and will grant to the other Party, for the duration of the Engineering Collaboration Period and for two years thereafter, a world-wide, non-exclusive, royalty-free, paid-up license to use, offer to sell, sell and import ITMSs that have been developed jointly by the Parties hereunder that constitute, embody, or incorporate such Pre-existing Intellectual Property and to practice any process(es) constituting or embodying such Pre-existing Intellectual Property in using ITMSs that have been developed jointly by the

Parties hereunder, with the right to grant sublicenses to the other Party's Affiliates, but without the right to grant sublicenses to non-Affiliates. Such license does not extend to copyrights in computer programs. Such license specifically excludes the right to make or have made, i.e., the license in not a manufacturing license. The license also extends to the Esquire-LC.

14.10 IMPLIED LICENSES. The Parties acknowledge that with respect to any invention of a Party that such Party embodies in or incorporates into the Gemini MS / Gemini R&D MS or a component thereof, any purchaser of the Gemini MS / Gemini R&D MS will have an implied license under any patent that may cover such invention permitting such purchaser to use, to offer for sale, and to sell such patented invention when using or selling such Gemini MS / Gemini R&D MS.

14.11 OWNERSHIP OF COPYRIGHTS IN WORKS OF AUTHORSHIP. The copyright in a document and in any software or firmware code, written solely by employees of one Party, shall be owned solely by that Party. The copyright in a document and in any software or firmware code, written by employees of both Parties shall be owned by both Parties.

14.12 TRADE SECRETS IN AND LEGENDS TO BE APPLIED TO DOCUMENTS. If a document or software or firmware code includes or incorporates a trade secret of either Party, the Party that creates such document or software or firmware must include a legend on the document or embedded in the code designating such document or code as "Confidential" or "Proprietary" with the name of the Party whose trade secret is incorporated (or names of both Parties if trade secrets of both Par-ties are incorporated). Notwithstanding the ownership of the copyright in a work by one or both Parties, if the work incorporates or is based upon Confidential Information disclosed by one or both Parties or developed as Confidential Information in the Gemini Program or in connection with any other matters covered by this Agreement, the work may be used and distributed only in accordance with the provisions governing the use and distribution of Confidential Information herein.

14.13 LICENSE TO USE HP SOFTWARE. HP will make available for purchase by Bruker, as set out in Section 8.1, CDs containing certain optional computer application programs covered by HP copyrights. HP hereby grants to Bruker a license, under HP's copyright in each computer application program for which Bruker has paid the license fee, to install and to execute the program on one computer. Bruker will transfer to Bruker's customer the license when Bruker transfers the CDs containing such computer application program or when Bruker transfers the computer on which such computer application program is installed. Bruker will pay HP the license fee (or purchase the CE, containing the optional computer application program) for each computer on which an HP optional computer application program is installed or executed.

14.14 LICENSE TO USE BRUKER SOFTWARE. Bruker will make available for purchase by HP, as set out in Section 8.2, CDs containing certain optional computer application programs covered by Bruker copyrights. Bruker hereby grants to HP a license, under Bruker's copyright in each computer application program -for which HP has paid the license fee, to install and to execute the program on one computer. HP will transfer to HP's customer the license when HP transfers the CDs containing such computer application program or when HP transfers the computer on which such computer application program is installed. HP will pay Bruker the license fee (or purchase the CD containing the optional computer application program) for each computer on which a Bruker optional computer application program is installed or executed.

14.15 LICENSE TO COPY AND DISTRIBUTE DOCUMENTS. Each Party grants to the other Party a non-exclusive, royalty-free, worldwide license under its copyrights in any technical paper or brochure describing or applicable to the Gemini MS / Gemini R&D MS to make and distribute copies thereof and to make derivative works thereof and to make and distribute copies of such derivative works

         ARTICLE 15 - REPRESENTATIONS, WARRANTIES AND DISCLAIMERS

15.1 THIRD PARTY CONFIDENTIAL INFORMATION. Each Party represents and warrants to the other Party that it will not furnish to the other Party, incorporate in any works furnished to the other Party or use in any deliverable in the Gemini Project any confidential information of any third party without permission of such third party.

15.2 THIRD PARTY WORKS OF AUTHORSHIP. Each Party represents and warrants to the other Party that it will not furnish to the other Party, incorporate in any works furnished to the other Party, or use in any deliverable in the Gemini Project any copyrighted works of any third party without permission of such third party.

15.3 THIRD PARTY PATENTS. Each Party represents and warrants to the other Party that it will not furnish to the other Party, incorporate in any works furnished to the other Party, or use in any deliverable in the Gemini Project any product, data, information, know-how, or process that such Party reasonably believes may infringe or conflict with any patent rights of a third party, unless such Party also furnishes to such other Party a warning of such possible infringement or conflict and information known by such Party about such possible infringement or conflict. Neither Party has a duty under this Agreement to conduct a patent search or infringement study. Except as expressly set forth elsewhere in this Agreement, neither Party warrants against infringement of third-party patent rights.

15.4 DISCLAIMERS OF EXPRESS AND IMPLIED WARRANTIES. Except as expressly set forth elsewhere in this Agreement, each Party expressly disclaims any express or implied warranties, including without limitation the warranties of merchantability and fitness for a particular purpose.

              ARTICLE 16 - CONFLICTS WITH THIRD PARTY INTELLECTUAL
                                    PROPERTY
                                     RIGHTS

16.1 CLAIMS DIRECTED TO BRUKER CORE AREAS.

  16.1.1 BRUKER'S DUTY TO DEFEND. Bruker will, at its expense, defend or settle any third party claim asserted against HP based on an allegation of infringement of a third party's intellectual property rights in the Bruker Core Areas. Bruker will pay all costs, damages and expenses awarded by a court or agreed to in settlement, arising from such third party claim against HP.

  16.1.2 HP'S DUTY TO NOTIFY AND COOPERATE. HP will give Bruker prompt notice of any third party claim, tender the defense, permit Bruker to control the defense, and provide information and reasonable assistance to Bruker at HP's expense.

16.2 CLAIMS DIRECTED TO HP CORE AREAS.

  16.2.1 DUTY TO DEFEND. HP will, at its expense, defend or settle any third party claim asserted against Bruker based on an allegation of infringement of a third party's intellectual property rights in the HP Core Areas. HP will pay all costs, damages and expenses awarded by a court or agreed to in settlement, arising from such third party claim against Bruker.

  16.2.2 BRUKER'S DUTY TO NOTIFY AND COOPERATE. Bruker will give HP prompt notice of any third party claim, tender the defense, permit HP to control the defense, and provide information and reasonable assistance to HP at Bruker's expense.

16.3 EITHER PARTY'S RIGHT TO DEFEND. The party providing any indemnification under this Section 16 shall have complete control of the defense and settlement of the matter subject to indemnification. If an indemnified party under Section 16 decides to retain its own counsel in connection with the matter where it is receiving indemnification, such indemnified party shall do so at its sole cost and expense, and such counsel shall have no role other than a monitoring role.

16.4 OTHER THIRD PARTY CLAIMS. Each party will be responsible for its own defense against third party claims not covered by the provisions above. The parties will co-operate with one another in defending against such third party claims.

16.5 PENDING LITIGATION. Bruker will assume the complete defense of the existing ITMS law suit and any new law suits brought by Finnigan Corporation against the Parties in Bruker's Core Areas as of the Effective Date and will be solely responsible for the selection of counsel and prosecution or settlement of the suit. HP will provide reasonable assistance to Bruker upon request, at HP's expense. Bruker will pay all costs of the defense incurred after the Effective Date. Bruker will pay any settlement and any final adverse judgment. Bruker is not liable for any of HP's defense costs incurred prior to the Effective Date.

       ARTICLE 17 - RESPONSIBILITIES FOR SALES OF ESQUIRE-LC SYSTEMS

17.1 CO-BRANDING. Bruker will continue to affix the trademarks and logotypes of both Bruker and HP to the Esquire-LC systems that Bruker makes.

17.2 SALES OF ESQUIRE KITS. HP will continue to sell to Bruker the HP Esquire-LC Kit, the HP APCI accessory and certain HP software related to Esquire-LC to Bruker as is described in Appendix 4. Bruker may purchase the HP software and HP hardware related to Esquire-LC through Bruker's OEM and DTD agreement with HP at the prices set out in such agreements. The prices for the Esquire-LC kits and APCI accessory are set out in an exhibit entitled "Pricing of HP Esquire-LC kits and APCI accessory" which is attached as Appendix 4. Bruker is responsible for determining the final amount of Esquire-LC kits to be ordered from HP.

17.3 MARKETING ESQUIRE-LC SYSTEMS IN THE UNITED STATES AND CANADA

  17.3.1 DIVISION OF RESPONSIBILITIES. In the United States and Canada, HP's primary area of responsibility for promotion and sale of Esquire-LC Systems will be the commercial (for-profit) market plus HP's established customer base in the non-profit market. In the United States and Canada, Bruker's primary area of responsibility for promotion and sale of Esquire-LC Systems will be the non-profit market plus Bruker's established customer base in the commercial market. "Non-profit" means institutions such as governments, universities, hospitals, and research institutions that do not market products with an expectation of ultimately earning a profit. Representatives of HP and Bruker may, from time to time, meet to discuss whether each Party is effectively serving its primary area of responsibility, but nothing stated in this Section
17.3.1 or in any such meeting or discussion will prevent either Party from accepting, orders for Esquire-LC Systems outside its primary area of responsibility.

  17.3.2 PURCHASES OF ESQUIRE-LC SYSTEMS AND ACCESSORIES. HP may purchase Esquire-LC Systems and related accessories, such as the Bruker nanoelectrospray ionization source, from Bruker for resale to commercial customers in the United States and Canada. Such purchases will be at transfer prices equal to Bruker's list prices in effect when HP submits its order, less a [*](7) discount. HP also may purchase the Bruker nanoelectrospray ionization source, for resale with the HP 1100 Series LC/MSD at a transfer price equal to Bruker's list price for the nanoelectrospray accessory in effect when HP submits its order, less an [*] discount.

  17.3.3 SERVICE AND SUPPORT OF ESQUIRE-LC SYSTEMS.

  17.3.3.1 HP will, at HP's expense, provide demos, first-line phone service and field support for simple problems, administration of warranties and service, hardware warranty of HP products and parts, and support for applications software arising from HP sales of Esquire-LC Systems.

--------
(7) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

  17.3.3.2 Bruker will, at Bruker's expense, provide installation services for Esquire-LC systems (but not the HP 1100),, phone support and field service for serious problems, hardware warranty for products and parts not supplied by HP, software phone support, and support for applications (at the factory only). If Bruker's sales and service affiliate does not provide such services in a timely manner, HP may contact Bruker and Bruker either will dispatch an engineer from the factory to provide the service or authorize HP to provide the service, in which case HP may invoice Bruker and Bruker will reimburse HP for HP's actual cost of providing such service for HP customers.

17.4 MARKETING ESQUIRE-LC SYSTEMS IN OTHER COUNTRIES.

  17.4.1 RESPONSIBILITIES. In Europe and other countries outside the United States and Canada, Bruker shall have primary responsibility for promotion and sales of Esquire-LC systems. In Europe and other countries outside the United States and Canada, HP shall promote and co-market the Esquire-LC with Bruker. From time to time HP can sell to HP's established customer base in Europe and other countries outside the United States and Canada. Nothing contained in this section 17.4.1 will prevent either party from accepting orders outside of its primary area of responsibility.

  17.4.2 COMMISSION FOR SALES OF ESQUIRE-LC SYSTEMS IN OTHER COUNTRIES AFTER EFFECTIVE DATE. Bruker will pay HP for promoting, marketing, and assisting., Bruker in selling Esquire-LC Systems in countries other than the United States and Canada by paying HP a commission upon each sale of an Esquire-LC System where substantive sales support is provided for a particular sale. The company receiving the sales lead and substantive sales support has the sole responsibility to determine whether or not the consummated sale was a direct result of the sales lead and sales support passed on by the other company. The commission on all such sales after the effective date will be [*](8) of -the net value of the order exclusive of all commissions, freight charges, duties or taxes.

  17.4.3 REPORTS OF SALES AND PAYMENTS OF COMMISSIONS. Bruker will report its sales and shipments of Esquire-LC Systems in all countries on a monthly basis within three business days after the end of each month. Bruker will pay all commissions due HP within 15 days after the end of each HP Fiscal Quarter.

  17.4.4 COMMISSION FOR SALES OF ESQUIRE-LC SYSTEMS IN OTHER COUNTRIES PRIOR TO EFFECTIVE DATE. Bruker has paid HP a sales commission of [*] rate of the German list price on sales of six Esquire-LC systems. This payment was in addition to the commission already paid by Bruker on three Esquire-LC systems sold under Amendment 3 of the Old Contract. HP agrees that Bruker does not owe HP any additional commissions for sales of ESQUIRE-LC systems prior to the Effective Date.

17.5 MARKETING OF OTHER PRODUCTS NOT USING SHARED TECHNOLOGY

--------
(8) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

Nothing contained in this Article 17 will be construed in any way to restrict or limit either Party with regard to promotion, distribution or sale of either Party's non-ITMS products that do not incorporate shared technology.

                   ARTICLE 18 - DISPOSITION OF RESEARCH FUNDS

HP heretofore paid Bruker [*] to help fund development of the Esquire/Gemini product line under the Old Agreement. If the Gemini MS and Gemini R&D MS are developed and introduced in accordance with the Gemini Project Plan, or mutually agreed upon changes to the Gemini Project Plan, Bruker will permanently retain the [*]. Otherwise, Bruker will forwith refund all of the [*] to HP.

                             ARTICLE 19 - PUBLICITY

19.1 ENDORSEMENTS. Bruker and HP will consider each other's reasonable requests for endorsements of technical capabilities or the technology in each Party's respective core area. However, neither Party is obligated to endorse or give public testimonials respecting the other.

19.2 PUBLICITY. The Parties will collaborate respecting publicity. Neither Party will issue any notice to third parties or generate any publicity concerning this Agreement or the relationship of the Parties without the prior written consent of the other, except as may be required by law.

                 ARTICLE 20 - TERM, TERMINATION AND EXCLUSIVITY

20.1 ENGINEERING COLLABORATION ON THE GEMINI/GEMINI R&D AND OTHER ITMS. The initial term of engineering collaboration on ITMS products, including the Gemini/Gemini R&D MS, commenced on January 19, 1996, under the Old Agreement, and will continue under this Agreement through December 31, 2005. The Parties will continue their engineering collaboration after December 31, 2005, for successive terms of one year through December 31, 2010, unless one Party gives notice to the other Party, on or before September 1, 2005, or September 1 of any subsequent year, that such Party does not want to extend the collaboration beyond the end of that year. The period of time from January 19, 1996, through the termination of engineering collaboration on December 31, 2005, or on such date in such later year, up to 2010, if the Parties extend the engineering collaboration, will be called the Engineering Collaboration Period. Certain provisions of this Agreement related to the engineering collaboration, specifically Section 2.9 - Meetings and Reviews, Article 3 - Over-view of the Gemini Program, Article 4 - Specifications for the Gemini/Gemini R&D MS, Article 5 - Design and Development of the Gemini/Gemini R&D MS, Article 11 - New Development Projects, Article 19 - Publicity, and Section 20.2.1 Exclusivity will be in effect from the Effective Date until December 31, 2005, and will be the extended automatically each year for an additional period of one year through December 31, 2010, unless one Party gives notice to the other Party, on or before September 1, 2005, or September 1 of any subsequent year, that such Party does not want to extend the collaboration beyond the end of that year, in which case these provisions will expire or terminate upon the expiration or termination of the engineering collaboration (i.e. the end of the Engineering Collaboration Period). After the Engineering Collaboration Period neither Party will have any obligations; under such provisions. The obligations of the Parties to disclose inventions, as provided in Section 14.4, extends beyond the Engineering Collaboration Period, but applies only to inventions made during the Engineering Collaboration Period. The obligations to grant licenses under patents covering Development Inventions, as provided in Article 14, extends beyond the Engineering Collaboration Period, but applies only to Development Inventions made during the Engineering Collaboration Period.

20.2 EXCLUSIVITY.

  20.2.1 EXCLUSIVITY DURING THE COLLABORATION PERIOD. During the Engineering Collaboration Period, HP will not design, develop or manufacture an RIF ITMS, except as provided herein, or enter into any agreement with a third party for the design, development, manufacture or distribution of an RIF ITMS, other than an RF ITMS jointly developed by the Parties hereunder. However, HP's unrestricted right to distribute the Gemini and its successor products developed under this Agreement shall not be limited by this Section 20.2. 1.

During the Engineering Collaboration Period, Bruker will not design, develop or manufacture a commercial LC/MS/MS API-ITMS, except the Gemini R&D and its successor products, as provided in this Agreement, or enter into any agreement with a third party analytical instruments company for the design, development, manufacture or distribution of a commercial LC/MS/MS API-ITMS, other than an RF UMS jointly developed by the Parties hereunder. However, Bruker's unrestricted right to distribute the Gemini R&D and its successor products developed under this Agreement shall not be limited by this Section 20.2. 1.

A specific exception to this exclusivity section 20.2.1, is that Bruker always has the unencumbered right to design and develop any ITMS technology and systems for final customers in the Department of Defense, other government agencies, or their prime contractors or subcontractors for use in the course of their work on a government contract.

Moreover, during the Engineering Collaboration Period and thereafter, Bruker has the unencumbered right to give non-exclusive licenses for its ITMS technology to any other party at any time at Bruker's sole discretion. Similarly, HP has the right to give non-exclusive licenses for its technology to any party at any time.

   20.2.2 EXCLUSIVITY IF HP GIVES NOTICE. If HP gives notice to Bruker, pursuant to section 20.1, that it does not want to extend the Engineering Collaboration Period, then (1) HP shall not directly market or distribute any ITMS-based products, other than ITMS systems procured from Bruker, and Bruker shall continue to make such systems available to HP at competitive pricing and performance, for a period of four years from the date that HP gives such written notice, and (2) HP shall continue to make the components which it is selling to Bruker at the time of the notice available to Bruker at competitive pricing and performance, for a minimum of two years from the date that HP gives such written notice. Both Parties will develop a mutually agreed upon plan to maintain a competitive advantage for instrument pricing and performance compared with other state of art ITMS systems during the post-Collaboration period. Both parties will continue to supply parts to each other beyond the minimum two year period pursuant to Section 20.3.

   20.2.3 EXCLUSIVITY IF BRUKER GIVES NOTICE. If Bruker gives notice to HP, pursuant to Section 20.1, that it does not want to extend the Engineering Collaboration Period, then neither Party is under any continuing obligation under this Section 20.2. If Bruker gives written notice that it does not want to extend the Engineering Collaboration Period, then for a period of two years from the date that Bruker gives written notice (1) Bruker shall continue to make ITMS systems jointly developed under this agreement available to HP at competitive pricing and performance, as provided in Section 20.3, and (2) HP shall continue to make the components which it is selling to Bruker at the time of the notice available to Bruker at competitive pricing and performance. Both Parties will develop a mutually agreed upon plan to maintain a competitive advantage for instrument pricing and performance compared with other state of art ITMS systems during the post-collaboration period. Both Parties will continue to supply parts to each other beyond the minimum two year period pursuant to Section 20.3.

20.3 MANUFACTURING AND SELLING GEMINI PRODUCTS AND OTHER ITMS PRODUCTS. Notwithstanding the expiration or termination of the Engineering Collaboration Period, the Parties will continue to manufacture and sell to each other Gemini Products, and any comparable or successor products for any other ITMS jointly developed by the Parties under this Agreement, in accordance with Article 7 and
Article 8 for at least two years after the expiration of the Engineering Collaboration Period. If Bruker obsoletes the Gemini R&D MS and removes the product from its price list, or if the number of HP Gemini R&D Kits that Bruker orders from HP declines below 5 per calendar quarter for two successive quarters, HP may notify Bruker that HP will discontinue manufacturing HP Gemini Products, in which event, HP will allow Bruker to make one last-time buy of HP Gemini Products, within three months of such notice, after which HP will no longer be obligated to accept purchase orders for or sell HP Gemini Products to Bruker. If HP obsoletes the Gemini MS and removes the product from its price list, or if the number of Gemini MS that HP orders from Bruker declines below 5 per calendar quarter for two successive quarters, Bruker may notify HP that Bruker will discontinue manufacturing Bruker Gemini Products, in which event, Bruker will allow HP to make one last-time buy of Bruker Gemini Products, within three months of such notice, after which Bruker will no longer be obligated to accept purchase orders for or sell Bruker Gemini Products to HP. Notwithstanding the preceding two sentences, each Party will sell replacement parts to the other, in accordance with Section 10.3, for at least five years after the later of the last sale of a Gemini MS by Bruker to HP or the last sale of an HP Gemini R&D Kit by HP to Bruker. This section 20.3 shall also apply to any HP and Bruker successor products developed under this Agreement.

20.4 SERVICE AND SUPPORT. Bruker will continue to provide service and support, both in-warranty and out-of-warranty, in accordance with Article 10, for at least five years after its last sale of a Gemini NIS to HP. HP will continue to provide service and support, both in-warranty and out-of-warranty, in accordance with Article 10, for at least five years after its last sale of an HP Gemini R&D Kit to Bruker. Bruker will not be required to provide a Failure Report under
Section 10.4 after HP's last sale of an HP Gemini R&D Kit to Bruker. HP will not be required to provide a Failure Report under Section 10.4 after Bruker's last sale of a Gemini MS to HP. This section 20.4 shall also apply to any HP and Bruker successor products developed under this Agreement.

20.5 TERMINATION OF ENGINEERING COLLABORATION PERIOD FOR DEFAULT.

  20.5.1 RIGHT TO TERMINATE. If, during the Engineering Collaboration Period, either Party (a) commits a material breach of its obligations hereunder or (b) files for bankruptcy or receivership or does not dismiss a petition for involuntary bankruptcy filed against it within 60 days of such filing, either of which will be deemed a default hereunder, the other Party may terminate the Engineering Collaboration Period on a date earlier than that prescribed in
Section 20.1.

  20.5.2 MATERIAL BREACH. A material breach would include, by way of example and not a limitation: (1) failing to meet and. collaborate on critical tasks for which collaboration is required for the successful development of Gemini/Gemini /R&D MS or subsequent product, WITHOUT GOOD CAUSE; (2) stopping work on the project to develop Gemini/Gemini /R&D MS or subsequent product, WITHOUT GOOD CAUSE; (3) refusing to furnish parts, components, or instruments for which a Party is responsible to the other Party in accordance with the Gemini Project Plan (or the corresponding Project Plan for a new product), WITHOUT GOOD CAUSE,
(4) disclosing or misusing Confidential Information of a Party, in violation of
Article 13, to the material detriment of such Party; or (5) failing to make available improvements in a Party's Core Areas as required by Section 11.2 and
Section 11.3; (6) willfully failing to disclose Development Inventions (7) violating the exclusivity in Section 20.2, (8) failing to ship or being materially late in shipping Gemini Products or other products jointly developed hereunder; and (9) attempting to assign this Agreement in violation of Section 22.5.

20.5.3 NOT MATERIAL BREACH. The following, by way of example and not of limitation, would not be considered a material breach giving rise to the right to terminate engineering collaboration: (1) delays in the development of a product caused by Force Majeure or substantial unanticipated technical problems;
(2) failing to attain a desired target in the specifications; (3) inadvertent or minor delays in the development project that are promptly corrected; and (4) minor delays in manufacturing and delivering Gemini Products or other products jointly developed hereunder where such delays do not cause a significant disruption of the other Party's ability to sell and deliver products to its customers.

  20.5.4 NOTICE AND OPPORTUNITY TO CURE DEFAULT AND RESOLVE DISPUTE. Before terminating the Engineering Collaboration Period under this Section 20.5, a Party who has the right to terminate under Sub-Section 20.5.1, must send the other Party a written notice of default setting out the grounds for such early termination. The Party receiving such a notice of default must cure the default within 90 days of receipt of such notice. If it is not technically feasible to cure the default within such 90 days, then within such 90 days the Party receiving the notice of default must submit to the Party who has the right to terminate a mutually acceptable plan to cure the default and proceed to cure the default under such plan. If the Party in Default has not cured the default or presented a mutually acceptable plan to cure the default within such 90 days, the Party with the right to terminate may thereafter terminate the Engineering Collaboration Period by sending the Party in default a written notice formally terminating the Engineering Collaboration Period on the date specified in such notice. If the Party receiving a notice of default disputes in good faith the right of the other Party to terminate the Engineering Collaboration Period, it may, in addition to, or in lieu of, curing the default or presenting a mutually acceptable plan to cure the default, initiate actions to resolve the dispute in accordance with Article 21. If the Party receiving a notice of default initiates the dispute resolution process under Article 21 and proceeds in good faith to resolve the dispute, the Party sending the notice of default will postpone sending any notice formally terminating the Engineering Collaboration Period for an additional 90 days while the Parties are engaged in resolving the dispute. The Parties may continue trying to resolve any dispute under Article 21 even after a Party terminates the Engineering Collaboration Period under this Section
20.5. If the Parties resolve a dispute after the Engineering Collaboration Period has been terminated under this Section 20.5, the Parties may, by mutual agreement, rescind the early termination, in which event the Engineering Collaboration Period will be determined in accordance with Section 20. 1.

  20.5.5 CONSEQUENCES OF EARLY TERMINATION OF ENGINEERING COLLABORATION PERIOD.

  20.5.5.1 TERMINATION BY EITHER PARTY. If either Party terminates the Engineering Collaboration Period under this Section 20.5, neither Party will be obligated to collaborate on development projects thereafter. The obligations of the Parties under Section 2.9- Meetings and Reviews, Article 3 - Overview of the Gemini Program, Article 4 - Specifications for the Gemini/Gemini R&D MS, Article 5 - Design and Development of the Gemini/Gemini R&D MS, Article 11 - New Development Projects, Article 19 - Publicity, and Section 20.2.1 - Exclusivity will terminate. Notwithstanding the Early Termination of engineering collaboration, if the Parties have commenced manufacturing and selling Gemini/Gemini R&D Products, the Parties will continue their relationship in accordance with Section 20.3.

  20.5.5.2 TERMINATION BY BRUKER. If Bruker terminates the Engineering Collaboration Period under this Section 20.5 for default by HP, Bruker may retain the Research Funds, but if Bruker has not shipped the minimum quantity of Gemini MS specified in Section 9.1, then Bruker will forthwith refund any remaining Security Deposit. If Bruker terminates the Engineering Collaboration Period under this Section 20.5 for default by HP, then HP shall not market or distribute directly or indirectly any ITMS-based products, other than ITMS systems procured from Bruker, and Bruker shall continue to make such systems available to HP at competitive pricing and performance, for a period of four years after such early termination by Bruker; however, if Bruker is in default or subsequently commits a material breach of this Agreement or becomes in default, then this restriction upon HP will not apply.

  20.5.5.3 TERMINATION BY HP. If HP terminates the Engineering Collaboration Period under this Section 20.5 for default by Bruker, prior to the market introduction of the Gemini MS, then Bruker will forthwith refund to HP the Research Funds according to Article 18. If HP terminates the Engineering Collaboration Period under this Section 20.5 for default by Bruker and if Bruker has not shipped the minimum quantity of Gemini MS specified in Section 9.1, then Bruker will forthwith refund to HP any remaining Security Deposit.

                    ARTICLE 21 - DISPUTES BETWEEN THE PARTIES

21.1 INITIAL DISPUTE RESOLUTION. The Program Managers will meet and confer as needed to resolve any disputes between the Parties. If the Program Managers are unable to resolve a dispute, they will refer it to the Business Managers.

21.2 ESCALATION OF DISPUTE. Any dispute that the Business Managers are unable to resolve will be referred to senior executives of the Parties. The senior executives will meet and confer in good faith to resolve the dispute.

21.3 MEDIATION. If the Parties have not resolved the dispute within thirty days of the first meeting of the senior executives, any Party may initiate formal mediation. Mediation will take place in Boston, Massachusetts unless the Parties agree otherwise. The Parties will select a mediator. If the Parties are unable to agree on a mediator, any Party may ask the American Arbitration Association to appoint a mediator with experience in the analytical chemistry industry. The mediator will agree in writing to hold in confidence any information that a Party designates as confidential. All communications made by the Parties in connection with mediation will be treated as settlement negotiations and will not be admissible in any other proceeding.

21.4 LITIGATION; INJUNCTIONS. If the Parties have not resolved the dispute through mediation within ninety days of the initiation of mediation, any Party may initiate litigation to resolve the dispute. No Party may initiate litigation until the above procedure has been followed. However, any Party may at any time seek injunctive relief to prevent imminent, irreparable harm.

21.5 CHOICE OF LAW. The substantive laws of the State of New York, which are well developed and provide a preferable structure for commercial transactions, will govern this Agreement, without regard to the principles of conflict of laws.

21.6 FORUM. Any lawsuit may be brought in the U.S. District Court for the District of Massachusetts if the requirements for federal jurisdiction are met, or in the Middlesex Superior Court in Massachusetts if the requirements for federal jurisdiction are not met. All Parties consent to the exercise of personal. jurisdiction by these courts.

                           ARTICLE 22 - MISCELLANEOUS

22.1 LEGAL STATUS OF THE PARTIES. Each Party is an independent contractor. This Agreement does not create a joint venture, partnership, or other legal entity.

22.2 NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the sole benefit of the Parties hereto, and unless expressly provided herein, no rights or powers shall arise hereunder in favor of any third party.

22.3 FORCE MAJEURE. The failure of any Party to perform hereunder as a result of governmental action, laws, orders, or regulations, or as a result of disasters, such as war, acts of public enemies, fires, floods, earthquakes, acts of God or any causes of like kind beyond the reasonable control of such Party is excused for so long as such cause exists.

22.4 EXPORTS. Each Party will comply with applicable laws and regulations of the United States, the European Community, and Germany relating to export of goods and technical data. The Parties will not export or re-export any technical data, the direct product of such technical data, or any products received from any other Party to any proscribed country unless properly authorized.

22.5 NO ASSIGNMENT. No Party may assign any of its rights or obligations hereunder (except the right to receive money) without the prior written consent of the other Party. However, consent is not required for an assignment in connection with a change of the state of incorporation of a Party, a merger of a Party into its parent corporation, or a transfer of the business with which this Agreement is associated to an Affiliate of a Party. No assignment will relieve any Party of responsibility for its obligations hereunder, but consent to a request for a transfer of such responsibility to a successor in interest or to a transferee of the business will not be unreasonably withheld. Any purported assignment by a Party in violation of this Section will be voidable by the other Party.

22.6 RULES OF CONSTRUCTION AND INTERPRETATION. This Agreement was prepared by the Parties in negotiation. No Party will be considered the drafter and this Agreement will be construed without strict construction in favor of or against any Party.

22.7 NO WAIVER. Waiver of any provision of this Agreement will not be deemed a continuing waiver of that provision or a waiver of any other provision.

22.8 SEVERABILITY. If any provision of this Agreement is held to be ineffective, unenforceable or illegal for any reason, such decision will not affect the validity or enforcement of any or all of the remaining portions thereof.

22.9 INTEGRATION; SUPERSESSION; AND AMENDMENTS. This Agreement, including the Recitals, together with the Appendices identified below, contains the entire understanding of the Parties as to its subject matter. This Agreement supersedes and replaces the Old Agreement and any other prior agreements or understandings between the Parties as to this subject matter. If there are any conflicts between any provision in this Agreement and a provision in an Appendix the provision in this Agreement will prevail. Any waiver, modification or exception to this Agreement must be in writing and signed by a duly authorized company representative. Any such waiver, modification or exception in a given instance will not be deemed a waiver, modification or exception as to other or future actions or circumstances. The following Appendices are part of this Agreement:

22.9.1 Appendix I - Gemini Product Data Sheet
22.9.2 Appendix 2 - Gemini Project Plan
22.9.3 Appendix 3 - Pricing of IIP and Bruker Kits, Instruments Accessories, and Software
22.9.4 Appendix 4 - Pricing of HP Esquire-LC Kit and Instrument and APCI Prices

22.10 Bruker has been and intends to continue purchasing HP Analytical Chemistry Products from HP under a DTD Agreement and/or an Original Equipment Manufacturer's Agreement and reselling such products to Bruker's customers. Bruker and HP have been collaborating on sales activities, providing leads to one another under the terms of a Finder's Fee Agreement. The transaction under such agreements and the relationships governed by such agreements will continue to be governed by the terms of such respective agreements and are not abrogated or modified by this Agreement.

22.11 COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

                                    EXECUTION

        IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives on the date written below.


BRUKER DALTONIK GmbH                            HEWLETT-PACKARD COMPANY


By  /s/ Frank H. Laukien                        By  /s/ Richard F. Begley
   ----------------------                          --------------------------------

Printed Name  Frank H. Laukien                  Printed Name  Richard F. Begley
             -------------------                             ----------------------

Title  Managing Director                        Title  General Manager - CAD
      ---------------------                           -----------------------------


By  /s/ Dieter Koch                             By  /s/ Richard D. Kniss
   ---------------------                           --------------------------------

Printed Name  Dieter Koch                       Printed Name  Richard D. Kniss
             -----------------                               ----------------------

Title  Managing Director                        Title  V.P. & General Manager CAG
      ---------------------                           -----------------------------

Date  May 3, 1999                               Date  April 28, 1999
      -------------                                   -----------------------------

                            GEMINI PRODUCT DATA SHEET
                 APPENDIX 1 TO BRUKER-HP COLLABORATION AGREEMENT

DOCUMENT INFORMATION:

------------------------------------------- ------------------------------------------------
Filename                                    Gemini.pds.doc
------------------------------------------- ------------------------------------------------
Current Owner                               Michael Schubert, John Fieldsted, Ken Imatani,
                                            Sebastian Meyer-Plath
------------------------------------------- ------------------------------------------------
Product Identifier                          G2440A LC/MS Detector
------------------------------------------- ------------------------------------------------
Project Identifier                          Gemini
------------------------------------------- ------------------------------------------------
Current Lifecycle Phase                     Entwurf/Investigation
------------------------------------------- ------------------------------------------------


REVISION LOG:

Revision Date              Reason for Update
--------------- ------------------ --------------------------------------------------------------------------
A.00            971114             Initial revision
--------------- ------------------ --------------------------------------------------------------------------
A.01            971117             Revisions to FURPS, DECISION PRIORITY LIST, and CRITICAL SUCCESS FACTORS
                                   following review session by John Fjeldsted, Steve Madden, Jim Bertsch, and Frank Cesarz
--------------- ------------------ --------------------------------------------------------------------------
A.02            971121             Revisions to RELATED PROJECTS, BOUNDARY CONDITIONS, PROJECT MANAGEMENT
                                   TEAM, and WHAT PROJECT IS NOT following review session with Gemini project team
--------------- ------------------ --------------------------------------------------------------------------
A.03            971219             Revisions to FURPS following review by HP and BFA Gemini project management team and LCQ benchmarking phase 1
--------------- ------------------ --------------------------------------------------------------------------
A.04            980626             Update for Appendix to new HP-BFA Gemini contract, by Ken Imatani, John
                                   Fjeldsted, Frank Kuhlmann, Paul Goodley, Bryan Miller and Jim Bertsch;
                                   Change of ownership from Bryan Miller to Ken Imatani
--------------- ------------------ --------------------------------------------------------------------------
A.05            14.7.98            Update by MS after discussions with SMP
--------------- ------------------ --------------------------------------------------------------------------
A.06            23.7.98            Update by MS after Review with BS and GH.  Clarifications regarding ESI
                                   HV supply for use with nanospray, mass axis stability, trigger outputs
--------------- ------------------ --------------------------------------------------------------------------
A.07            12.8.98            Update after discussions with John Fjeldsted
--------------- ------------------ --------------------------------------------------------------------------
A.08            24.8.98            Update after more discussions with John Fjeldsted
--------------- ------------------ --------------------------------------------------------------------------
A.09            29.9.98            Update after discussion on mass range issues
--------------- ------------------ --------------------------------------------------------------------------
A.10            9.10.98            Update
--------------- ------------------ --------------------------------------------------------------------------
A.11            18.1.99            Update
--------------- ------------------ --------------------------------------------------------------------------
A.12            31.3.99            Update
--------------- ------------------ --------------------------------------------------------------------------
A.13            Apr. 8, 99         Reformated Header, deleted "Draft, for discussion only" (JF)
--------------- ------------------ --------------------------------------------------------------------------
A.14            Apr. 15, 99        Added "Appendix 1 to Bruker-HP Collabor..." (JF)
--------------- ------------------ --------------------------------------------------------------------------
A.15            Apr. 21, 99        Changed language:  stretch goals-> desired targets (MS)
--------------- ------------------ --------------------------------------------------------------------------
                                   Instructions: Manually enter the document revisions here and update the corresponding footer revision each time revision log changed. Revision text should include location, time, participants, (R&D, marketing, product support) and a summary of the changes. Also state the revision control system used to recover revisions.
--------------- ------------------ --------------------------------------------------------------------------

------------------------------------- -------------------------------------------- --------------------------------
Project Identifier:  Gemini           Product ID/PL Mgr Appvl/Date:                Rev/Date: A.15 draft
                                                                                   Apr. 21, 99
------------------------------------- -------------------------------------------- --------------------------------

PRODUCT DESCRIPTION AND FURPS OBJECTIVES:

Gemini will be a high-performance, rugged, easy to use, yet affordable ion trap MS detector for HPLC with MS/MS and MS(n) capability

1.       HARDWARE/FIRMWARE FUNCTIONALITY
1.1      HPLC flow rates
1.1.1    API-ES:  Flow rate range (including 100% aqueous), HPLC system: [*](9) (incl. divert valve); [*] when directly coupled to sprayer
1.1.2    APCI: Flow rate range (including 100% aqueous), [*] (identical to LC/MSD), OPTIONAL accessory
1.2      Nanoelectrospray, OPTIONAL accessory (continuous mode uses standard supplies, see 1.11.1 [*], see 1.11.2)
1.3      Hardware compatible with CE/MS interface [*]
1.4      Mass range/resolution/scan speed modes:
         MassRange         Resolution       Scan Speed
         [*]               [*]              [*]
         [*]               [*]              [*]
         [*]               [*]              [*]
         [*]               [*]              [*]
1.5      [*]
1.6      MS/MS Modes: isolation/fragmentation/ product scan for up [*] in a time-slice in standard/normal mode [*]
1.7      MS(n) Modes: MS(n) [*]; (isolation/framentation)(n) [*]
1.8      Full mass range profile data in all modes
1.9      Support for rolling average in all manual and automated acquisition modes
1.10     [*] (enhanced functionality and ease-of-use)
1.11     Ionization: positive and negative ion modes
1.11.1   Positive/negative ionization mode switching for chromatographically separated peaks [*] using Segment Editor, see 2.1.4).
         Voltage range [*] upwards
1.11.2   Fast positive/negative ionization mode switching for "in-peak dual-mode detection" (e.g. [*] (HW/SW support designed in, requires [*]. Must be [*]
1.12     Dedicated ethernet interface to data sysem
1.13     Gemini will contain all electronics to support [*] as per LC/MSD power distribution board rev.D
1.14     All hardware setpoints under DS control and remotely accessible [*]
1.15     Mass axis stability: [*] at m/z 1522 [*]
1.16     APG remote support
1.17     Trigger output: Two relay contacts, SPDT, one dedicated for [*]
1.18     LC/MSD packaging + colors
1.19     Diverter Valve with leak sensor [*] (HW/SW support designed in)

2.       SOFTWARE FUNCTIONALITY
2.1      MS Instrument Control/Data Acquisition
2.1.1    Automated and manual instrument "tuning" procedures [*]
2.1.2    Full DS control of [*], voltages for API sources
2.1.3    Scan editor with [*] (GUI) for all modes and [*] experiments e.g. [*] experiments incl. [*], pos/neg mode)
2.1.4    Segment Editor ("Time Table") with [*] set-up (GUI)
2.1.5    Peak detection and [*]
2.1.6    Sequencing capability for unattended automated analysis
2.1.7    [*] acquisition (MS(2), [*]), common modes in addition to 2.1.3 also directly implemented into GUI
2.1.8    [*] data in all modes; single datafile format for all modes
2.2      HPLC Control
2.2.1    Full direct control of, automated system operation with, and UV trace chromatographic data processing for 1100 Series family of HPLC modules; includes error-handling (HPIB interface will not be supported in A.06.05 ChemStation, 1100 LAN upgrade [*])
2.2.2    Support for [*] mode operation through injector programming, segment editor and DA variable trace feature
2.2.3    Full direct control of, automated system operation with, and UV trace chromatographic data process for [*] system;
         includes error-handling (HPIB interface will not be supported in A.06/05 ChemStation, 1100 LAN upgrade ~ [*]
2.2.4    Remote start/stop control/automation capability and ability to collect and process [*] data for any HPLC [*] (uses standard ChemStation data format)
2.2.5    Control for [*] via third-party SW (e.g., [*]
2.3      [*] SW product development. Plans for [*], data and method [*] to be developed.

--------
(9) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

2.4      Data Analysis/Application Software
2.4.1    [*](10); Bruker requires software copy protection
2.4.2    UV and MS signal comparison and alignment
2.4.3    Deconvolution, Peptide Tools compatibility and LCMS Auto capability through automated *.RES file generation for LC/MS analyses, available [*]
2.4.4    Internet, Intranet and CD-ROM based access for protein databases (Input/Output Interface to search engines) supporting peptide fragment MW (MS) and AA-sequence (MS/MS info, through automated * .RES file generation for LC/MS analyses, [*]
         (HP supplied option)
2.4.5    [*] and data review/reporting software. Support also Chemstation-independent data (re)processing of data file batches
         (complete, partial sequences or individual data files) functionality like [*], but linked to ChemStation sequence table
2.4.6    Data file and report export as well as sample worklist import in standard format(s) [*]
2.4.7    Support for [*], available as (Bruker supplied) [*]. Includes [*] capabilities
2.5      Windows NT O/S
2.6      Standalone DA as an OPTION
2.7      Y2K compliance according to Bruker's and HP's standards

3        USABILITY/KNOWLEDGE TOOLS
3.1      Hardware usability design focus
3.1.1    Automatic system [*] with Gemini-specific calibrant solutions delivered by syringe pump or autosampler
3.1.2    Full DS control of API system parameters [*]
3.1.3    Non-backstreaming vacuum system with automated pumpdown/vent as per LC/MSD and Esquire-LC;
3.1.4    [*] for ease of maintenance;
3.1.5    [*] for minimizing noise and adjustments
3.2      Software usability design focus
3.2.1    Straightforward software system integration/task flow
3.2.2    [*] help (Win NT Standard)
3.2.3    CD-ROM based learning tools (INTERACTIVE SELF-PACED TUTORIALS, EXPERT HELP KEY TASKS, MAINTENANCE AND "OPTIMIZATION TIPS"
         FOR MAJOR APPLICATIONS), DETAILS AND OWNER TBD
3.3      [*] manual (possibly "on-line" only)

4        RELIABILITY
4.1      System [*] for the HW components
4.2      [*] of vacuum components [*]
4.3      SW reliability - TBD

5        PERFORMANCE
[*]

6        SUPPORTABILITY
6.1      [*] diagnostic tools built in (including parameter readback, tune reports, and subsequent diagnostics)
6.2      Remote diagnostics or control capability (LAN/modem) possible through NT or third party package for isolated customers
6.3      Time for installation & minimal familiarization [*]
6.4      Plan for additional familiarization [*] OPTIONAL

7        LOCALIZATION
7.1      User information materials in English and localizable in the following languages: [*]
7.2      Software localization: [*] first version


--------
(10) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

Planned Development Process:  CAG Lifecycle  X  Yes    No
                                            ---    ---

-------------------------------------------------------------------------------------------------------------------------
Completion Schedule:                             T=Target Date (set at I/L, I/D)               A= Actual Date
-------------------------------------------------------------------------------------------------------------------------
      Active            Proposal       Investigation       LP/Design         PP/Implem        Pilot/Test        Ship
------------------- ----------------- ----------------- ----------------- ---------------- ----------------- ------------
T:         A:       T:       A:       T:       A:       T:       A:       T:      A:       T:       A:       T:       A:
97/1/8     97/1/9   98/1/8            y/m/d             y/m/d             y/m/d            y/m/d             y/m/d
---------- -------- -------- -------- -------- -------- -------- -------- ------- -------- -------- -------- -------- ---

                                          GEMINI PROJECT PLAN
                             APPENDIX 2 TO BRUKER-HP COLLABORATION AGREEMENT

                                                CONTENTS

PROJECT DEFINITION AND DOCUMENTS..........................................................................3
MANAGEMENT STRUCTURE......................................................................................4
RESOURCES.................................................................................................4
RESPONSIBILITIES..........................................................................................5
Component Development and Production Responsibilities.....................................................5
Product Testing and Certification.........................................................................5
PC Configuration..........................................................................................6
Documentation and Learning Products.......................................................................6
Collaborative Development Considerations..................................................................6
CHANGE MANAGEMENT.........................................................................................6
Document Changes..........................................................................................6
DEFECT TRACKING...........................................................................................7
REQUIREMENTS TRACEABILITY.................................................................................7
User Requirement..........................................................................................7
LIFECYCLE CHECK POINTS/LIFECYCLE CUSTOMIZATION............................................................9
Lifecycle Checkpoint Schedule Overview....................................................................9
Investigation Phase/Entwurfsphase.........................................................................10
Hardware Lab Prototype Phase - LP Phase...................................................................11
Hardware Production Prototype Phase - PP-Phase............................................................13
SW-Development............................................................................................15
Software NT [*](11) Release...............................................................................15
Software NT [*] Release...................................................................................16
Software NT [*] Release...................................................................................17
Software NT [*] Release...................................................................................18
Pilot Run Phase - PR-Phase................................................................................19
APPENDIX 1 - GEMINI COMPONENT DEVELOPMENT
AND PRODUCTION RESPONSIBILITY.............................................................................21
Definition of HP Gemini and HP Gemini R/D Kits............................................................21
HP Supplied Components, HP Gemini Kit Specific............................................................21
HP Supplied Components, HP Gemini R/K Kit Specific........................................................21
HP Supplied Components, common components for HP Gemini and
     HP Gemini R/K kits...................................................................................21
Bruker-Daltonik Supplied Components, for Gemini and Gemini R/D............................................22
Certain hardware and calibration/checkout components will be made available to Bruker for purchase from HP, but are not part of the HP Gemini Kits or
     HP Gemini R/D Kits...................................................................................23
Certain additional software components will be made available to Bruker to
     Purchase from HP, but are not part of the Gemini or Gemini R/D Kits..................................23

--------
(11) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.


Certain additional software components will be made available to HP to
     Purchase from Bruker, but are not part of the basic Gemini product...................................23
Description of HP Gemini/Gemini R/D Kits for [*](12)......................................................24






































--------
12 [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

-------------------------------------- -----------------------------------------
Current Owner                          Michael Schubert, John Fjeldsted
-------------------------------------- -----------------------------------------
Product Identifier                     Gemini/Gemini R&D
-------------------------------------- -----------------------------------------
Project Identifier                     Gemini/Gemini R&D
-------------------------------------- -----------------------------------------
Current Lifecycle Phase                Entwurfsphase at Bruker, I phase at HP
-------------------------------------- -----------------------------------------


REVISION LOG:

REVISION          DATE              REASON FOR UPDATE
----------------- ---------------- -----------------------------------------------------------------------------------
A.00              23.6.98          Initial revision. (MS)
----------------- ---------------- -----------------------------------------------------------------------------------
A.01              21.8.98          Update after discussions with John Fjeldsted
----------------- ---------------- -----------------------------------------------------------------------------------
A.02              10.11.98         Merge with John's project plan
----------------- ---------------- -----------------------------------------------------------------------------------
A.03              10 Nov 98        Continued merge with John's project plan
----------------- ---------------- -----------------------------------------------------------------------------------
A.04              Nov.12, 98       Continued merge
----------------- ---------------- -----------------------------------------------------------------------------------
A.05              Nov. 16, 98      Continued merge
----------------- ---------------- -----------------------------------------------------------------------------------
A.06              Nov. 20, 98      Continued merge, added HP Investigation Phase
----------------- ---------------- -----------------------------------------------------------------------------------
A.07              Jan. 15, 99      Update with John
----------------- ---------------- -----------------------------------------------------------------------------------
A.08              Feb. 4, 99       Update with John
----------------- ---------------- -----------------------------------------------------------------------------------
A.09              Feb. 18, 99      Rewording, clarifications, and traceability Matrix, added (JCF)
----------------- ---------------- -----------------------------------------------------------------------------------
A.10              Mar 9, 99        Verification of changes, deletions
----------------- ---------------- -----------------------------------------------------------------------------------
A.11              Mar 24, 99       Update (MS)
----------------- ---------------- -----------------------------------------------------------------------------------
A.12              Mar 30, 99       Update (MS)
----------------- ---------------- -----------------------------------------------------------------------------------
A.13              Apr. 5, 99       Update (JF), added self as joint owner, removed several agreed-on strike-outs
----------------- ---------------- -----------------------------------------------------------------------------------
A.14              Apr. 6, 99       Update (JF), several dates, also HP Gemini and HP Gemini R/D Kit definitions
----------------- ---------------- -----------------------------------------------------------------------------------
A.15              Apr. 9, 99       Update (MS), added [*](13) plan
----------------- ---------------- -----------------------------------------------------------------------------------
A.16              Apr. 15, 99      Update (JF), Header formating, some text to black, highlight Bruker requests
----------------- ---------------- -----------------------------------------------------------------------------------
A.17              Apr. 23, 99      Update (JF, MS): added [*]
----------------- ---------------- -----------------------------------------------------------------------------------






--------
(13) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

PROJECT DEFINITION AND DOCUMENTS
Gemini is the internal code name for the LC/MS(n) mass spectrometer based on HP LC/MSD 1100 Series packaging, source, vacuum system and the Bruker ion trap mass analyzer, electronics plus HP ChemStation and Bruker instrument control and data analysis software. The term Gemini also refers to the project to develop the Gemini product. The project Gemini is based on the ITMS Collaboration Agreement between Bruker-Daltonik GmbH, Bremen (called Bruker) and Hewlett-Packard Company (called HP) acting through its California Analytical Division (CAD).

Several joint Lifecycle documents describing Gemini will be generated and updated by the project team during the project. Gemini will be developed in compliance with the following lifecycle documents.

---------------------------------------- -------------------------------- --------------------------------------------
DOCUMENT                                 DESCRIPTION                      OWNERS--REVIEWERS
---------------------------------------- -------------------------------- --------------------------------------------
Project Plan                             Contains Gemini project          Owner - Project Managers
                                         information including project    Reviewers - Project Leaders, Product,
                                         check points (this document)     Program Managers
---------------------------------------- -------------------------------- --------------------------------------------
Product Data Sheet                       A customer oriented product      Owner - Product Managers
                                         description overview,            Reviewers - Project Leaders,
                                         specifying major product         Project, Program Managers
                                         features
---------------------------------------- -------------------------------- --------------------------------------------
Component Development and Product        Definition of Bruker vs. HP      Owner - Project Managers
Responsibilities (Appendix 1 to          parts in Gemini, also            Reviewers - Project Leaders
Project Plan)                            definition of production and
                                         design/development
                                         responsibilities
---------------------------------------- -------------------------------- --------------------------------------------
HW Schedule                              A detailed hardware              Owner - HW Project Manager
                                         development schedule for lab,    Reviewers - Project Leaders, Product,
                                         production prototype and pilot   Program Managers
                                         run phases
---------------------------------------- -------------------------------- --------------------------------------------
SW Schedule                              A detailed software              Owner - SW Project Manager
                                         development                      Reviewers - Project Leaders, Product,
                                                                          Program Managers
---------------------------------------- -------------------------------- --------------------------------------------
Compatibility Matrix                     A list of supported Gemini       Owner - Product Managers
                                         configurations                   Reviewers - Project Leaders, Project
---------------------------------------- -------------------------------- --------------------------------------------
HW ERS                                   The hardware reference           Owner - SW Project Manager,
                                         specification                    Reviewers - Project Manager, HW Project
                                                                          Leader, Product Manager
---------------------------------------- -------------------------------- --------------------------------------------
Hardware Quality and                     A description of the required    Owner - HW Quality Engineers
Regulatory Plan                          product safety, environmental    Reviewers - Project Manager, HW Project
                                         and electromagnetic              Leader
                                         compatibility requirements
----------------------------------------- -------------------------------- --------------------------------------------
Analytical Performance Quality Plan      A internal description of        Owner - Project Managers
                                         required basic analytical        Reviewers - Product Manager, Application
                                         performance levels               Chemists
---------------------------------------- -------------------------------- --------------------------------------------
Software Quality Plan                    A description of required        Owner - SW Project Manager
                                         software quality performance     Reviewer Project Manager, Product Manager
                                         attributes
---------------------------------------- -------------------------------- --------------------------------------------

MANAGEMENT STRUCTURE

The Gemini Project is directed jointly by HP and Bruker. Management contact individuals are provided from by both companies as follows:

CONTACT POINTS AT HP

--------------------------- -------------------- ------------------- ------------------- -------------------------------
ROLE                        NAME                 TELEPHONE           FAX                 EMAIL
                                                 +1 650              +1 650
--------------------------- -------------------- ------------------- ------------------- -------------------------------
Program Manager             [*](14)              857 [*]             852-8011            [*]
--------------------------- -------------------- ------------------- ------------------- -------------------------------
Product Manager             [*]                  857 [*]             852-8011            [*]
--------------------------- -------------------- ------------------- ------------------- -------------------------------
Project Manager             [*]                  857 [*]             852-8011            [*]
--------------------------- -------------------- ------------------- ------------------- -------------------------------
Business Manager            [*]                  857 [*]             852-3792            [*]
--------------------------- -------------------- ------------------- ------------------- -------------------------------


CONTACTS POINTS AT BRUKER

--------------------------- -------------------- ------------------- ------------------- -------------------------------
ROLE                        NAME                 TELEPHONE           FAX                 EMAIL
                                                 +49 421             +49 421
--------------------------- -------------------- ------------------- ------------------- -------------------------------
Program Manager             [*]                  2205 [*]            2205-100            [*]
--------------------------- -------------------- ------------------- ------------------- -------------------------------
Project Manager             [*]                  2205 [*]            2205-100            [*]
--------------------------- -------------------- ------------------- ------------------- -------------------------------
Project Manager             [*]                  2205 [*]            2205-101            [*]
--------------------------- -------------------- ------------------- ------------------- -------------------------------
HW Project Leader           [*]                  2205 [*]            2205-101            [*]
--------------------------- -------------------- ------------------- ------------------- -------------------------------
SW Project Leader           [*]                  2205 [*]            2205-101            [*]
--------------------------- -------------------- ------------------- ------------------- -------------------------------
Business Manager            Dieter Koch          2205 [*]            2205-100            DK@BDAL.DE
--------------------------- -------------------- ------------------- ------------------- -------------------------------

Additional personnel responsible for engineering, quality, application and document development are present at Bruker and HP and are available for direct contact between the organizations. Their names and contact information are available through the respective project and program managers.

RESOURCES
Gemini is a collaborative project between Bruker and HP. Each party will develop and supply the required components for which it is responsible and collaborate particularly in the areas of HW and SW development and testing and certification of Gemini in accordance with the lifecycle documents to ensure a successful development project. All pre-pilot run instruments will be built from components that are transferred at no charge between HP and Bruker. No billing of engineering time will transfered between HP and Bruker unless otherwise specified in the ITMS Collaboration Agreement.

RESPONSIBILITIES

COMPONENT DEVELOPMENT AND PRODUCTION RESPONSIBILITIES

Appendix 1 contains several detailed lists indicating the various major components required for the Gemini and Gemini R/D products. these lists indicate of the respective HP and Bruker development and production responsibilities for these components. Specific lists included are:

         Definition of HP Gemini and HP Gemini R/D Kits

--------
(14) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

         HP Supplied Components, HP Gemini Kit Specific

         HP Supplied Components, HP Gemini R/D Kit Specific

         HP Supplied Components, common components for HP Gemini and HP Gemini R/D Kits

         Bruker Supplied Components for Gemini and Gemini R/D

         Certain Hardware and calibration/checkout components will be made available to Bruker to purchase from HP, but are not part of the Gemini Kits or Gemini R/D Kits.

         Certain additional software components will be made available to Bruker to purchase from HP, but are not part of the Gemini or Gemini R/D Kits.

         Certain additional software components will be made available to HP to purchase from Bruker, but are not part of the basic Gemini product.

         Description of HP Gemini/Gemini R/D Kits for [*](15)

PRODUCT TESTING AND CERTIFICATION

Hardware regulatory and safety compliance testing and certification (see Gemini Hardware Quality and Regulatory Plan for specific requirements) are the responsibility of both HP and Bruker and are critical elements of the development project. HP and Bruker will conduct these tests and based on their respective components in Gemini ensure that Gemini meets the necessary specifications. The Gemini Hardware Quality Plan calls out specific test and indicates where (at HP/HP designated site or at Bruker/Bruker designated site) the various tests will be performed.

Analytical instrument performance testing is the responsibility of both HP and Bruker. Both HP and Bruker will test the Lab-Prototype, Production-Prototype instruments as specified in this Project Plan and in accordance with the Analytical Performance Quality Plan.

Software testing is the responsibility of both HP and Bruker. Both HP and Bruker will test the various releases of SW as specified in the Project Plan and in accordance with the Software Test Plan(s) to ensure a quality product and compliance with the Software Quality Plan.

PC CONFIGURATION

HP and Bruker will collaborate in PC and printer configuration decisions and testing, but HP is responsible for the decision regarding the final configuration specifics for its Gemini product, while Bruker is responsible for the decision regarding the final configuration specifics for its Gemini R&D product.

DOCUMENTATION AND LEARNING PRODUCTS

HP and Bruker will collaborate on the development of user information materials including manuals, site preparation and installation documents, performance verification documents, Help, CD-Roms, etc. (Ken and Sebastian will complete the learning products task and ownership list)

COLLABORATIVE DEVELOPMENT CONSIDERATIONS

As this project uses components from both companies, it is necessary that extra attention be given to communicating any proposed change to each other. The interaction between the various subsystems (mechanical, electrical, software, certification-related) can be very complex and designs need to be held constant over time on both sides (Bruker and HP). During the development phases it is essential that the design be complete prior to the Production Prototype phase to allow for

--------
(15) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

the necessary qualification and certification activities. After the Gemini hardware and software designs are complete it is necessary that a well regulated Engineering Change Order procedure be followed by both HP and Bruker. This procedure needs to be clearly defined and agreed upon prior to the completion of the Lab Phase.

CHANGE MANAGEMENT

DOCUMENT CHANGES

Changes to the lifecycle documents describing Gemini (i.e., project plan, product data sheet, compatibility matrix, HW ERS, SW ERS, hardware quality and regulatory plan, analytical performance quality plan, software quality plan) require the previous approval of the project and product managers of both companies. Such changes are often addressed at lifecycle check points but can also be requested at unspecified times as well.

Document revisions will be controlled by labeling each copy and every page with a revision string of the form A.00, A.01, A.02, etc. The revision string will be incremented by one each time the document changes, and a record will be entered into the document's revision log with the revision string, the date, and the reason for the update. Documents will also include the document's file name and "Page 1 of x" (where x is the total number of pages) on every page.

At HP-CAD project lifecycle documents will be checked into the electronic project notebook (HMS) document control system. At HP PDM will be used for the storage of engineering documents such as drawings and schematics. Documents will be stored at Bruker-Daltronik as MS Word documents. At Bruker-Daltonik, documents will also be stored in a company secure electronic form. As documents are secure, changes will not inadvertently enter into these lifecycle documents.

DEFECT TRACKING

During the development of Gemini both HP and Bruker will report and or record all hardware and software defects found in the product. HP and Bruker, will evaluate the defects and based on product specification will suggest corrective measures, make corrections, make corrections, retest corrected changes, and jointly resolve defects.

Bruker will maintain a database for the software defects. The TOP/3 system or equivalent will be used. The database will reside at Bruker, but copies will be made available to HP as needed. HP and Bruker will jointly review the submitted defects set severity levels and schedule fixes.

For hardware a defect system will be put in place in which will call attention to any departure for specifications found in the PDS, Project Plan, Hardware Quality and Regulatory Plan or ERS documents. The information in this defect system will be communicated based on change or upon request from either HP or Bruker. Bruker will develop and maintain the defect tracking system for the hardware.

REQUIREMENTS TRACEABILITY

In accordance with product validation requirements basic user requirements listed in this Traceability Matrix are tracked through the Lifecycle Documents according to the following hardware and software tables.

------------------------------ ------------------------ -------------------------- --------------------------
                                 PRODUCT DATA SHEET        EXTERNAL REFERENCE
      USER REQUIREMENT              (PDS) SECTION          SPECIFICATION (ERS)      QUALITY PLAN REFERENCE
------------------------------ ------------------------ -------------------------- --------------------------
HARDWARE REQUIREMENTS
------------------------------ ------------------------ -------------------------- --------------------------
ESI, APCI, NanoElectrospray    HW/Firmware              HW/Firmware
compatibility                  Functionality            Functionality
------------------------------ ------------------------ -------------------------- --------------------------
Mass Range / Resolution /      HW/Firmware              HW/Firmware                Analytical Performance
Scan Speed                     Functionality            Functionality              Quality Plan
------------------------------ ------------------------ -------------------------- --------------------------
MS/MS Performance              HW/Firmware              HW/Firmware                Analytical Performance
------------------------------ ------------------------ -------------------------- --------------------------

------------------------------ ------------------------ -------------------------- --------------------------
                                 PRODUCT DATA SHEET        EXTERNAL REFERENCE
      USER REQUIREMENT              (PDS) SECTION          SPECIFICATION (ERS)      QUALITY PLAN REFERENCE
------------------------------ ------------------------ -------------------------- --------------------------
                               Functionality            Functionality              Quality Plan
------------------------------ ------------------------ -------------------------- --------------------------
ICC Performance                HW/Firmware
                               Functionality
------------------------------ ------------------------ -------------------------- --------------------------
Pos/Neg Switching              HW/Firmware
                               Functionality
------------------------------ ------------------------ -------------------------- --------------------------
Mass Stability Performance     HW/Firmware                                         Analytical Performance
                               Functionality                                       Quality Plan
------------------------------ ------------------------ -------------------------- --------------------------
LC/MS and LC/MS/MS             Performance              Performance                Analytical Performance
Sensitivity                                                                        Quality Plan
------------------------------ ------------------------ -------------------------- --------------------------
Electrical Interface           HW/Firmware              HW/Firmware
Requirements                   Functionality            Functionality
------------------------------ ------------------------ -------------------------- --------------------------
Packaging                      HW/Firmware
                               Functionality
------------------------------ ------------------------ -------------------------- --------------------------
Regulatory, Safety,                                     Environmental, Safety,     Hardware Quality Plan
Environmental                                           Reliability
------------------------------ ------------------------ -------------------------- --------------------------
Diagnostics                    Supportability           System Diagnostics tools
                                                        built in
------------------------------ ------------------------ -------------------------- --------------------------
System Configuration           Compatibility Matrix                                SW Test Plan
------------------------------ ------------------------ -------------------------- --------------------------
Reliability
------------------------------ ------------------------ -------------------------- --------------------------
------------------------------ ------------------------ -------------------------- --------------------------
SOFTWARE REQUIREMENTS

------------------------------ ------------------------ -------------------------- --------------------------
Automated Tuning               Software Functionality   SW ERS                     SW Test Plan
------------------------------ ------------------------ -------------------------- --------------------------
Full System Control            Software Functionality   SW ERS                     SW Test Plan
------------------------------ ------------------------ -------------------------- --------------------------
Scan and Segment Editing       Software Functionality   SW ERS                     SW Test Plan
------------------------------ ------------------------ -------------------------- --------------------------
Data dependent acquisition
modes                          Software Functionality   SW ERS                     SW Test Plan
------------------------------ ------------------------ -------------------------- --------------------------
Full profile data              Software Functionality   SW ERS                     SW Test Plan
------------------------------ ------------------------ -------------------------- --------------------------
Software copy protection       Software Functionality   SW ERS                     SW Test Plan
------------------------------ ------------------------ -------------------------- --------------------------
Peptide, Protein Tools         Software Functionality   SW ERS                     SW Test Plan
------------------------------ ------------------------ -------------------------- --------------------------
[*](16)                        Software Functionality   SW ERS                     SW Test Plan
------------------------------ ------------------------ -------------------------- --------------------------
[*]                            Software Functionality   SW ERS                     SW Test Plan
------------------------------ ------------------------ -------------------------- --------------------------

--------
(16) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

------------------------------ ------------------------ -------------------------- --------------------------
                                 PRODUCT DATA SHEET        EXTERNAL REFERENCE
      USER REQUIREMENT              (PDS) SECTION          SPECIFICATION (ERS)      QUALITY PLAN REFERENCE
------------------------------ ------------------------ -------------------------- --------------------------
NT Operating System            Software Functionality   SW ERS                     SW Test Plan
------------------------------ ------------------------ -------------------------- --------------------------
Y2K compliance                 Software Functionality   SW ERS                     SW Test Plan
------------------------------ ------------------------ -------------------------- --------------------------
Help system                    Usability/Knowledge      SW ERS
                               Tools
------------------------------ ------------------------ -------------------------- --------------------------

LIFECYCLE CHECK POINTS/LIFECYCLE CUSTOMIZATION

At the conclusion of each phase in the project, (Lab Phase, Production Prototype Phase, Pilot Run as well as software Investigation/Design, Implementation, and Test Phases) a joint HP/Bruker check point meeting will be held to review the project status and determine if the project should transition to the subsequent phase. The major activities for each phase are found in the following Lifecycle Checklists. The joint meetings will be face-to-face, by video-conference, or by teleconference.

For this project the standard HP hardware lifecycle checkpoints will be used. For the Gemini software development one common Proposal Phase has been used for the 3.0, 3.1, 3.2 and 4.0 releases of Esquire-LC/Gemini Software. Each of these releases will have a merged Investigation and Design Phases referred to as the "ID Phase". The Implementation Phase is referred to as the "I Phase".

LIFECYCLE CHECKPOINT SCHEDULE OVERVIEW

---------------- ------ ----- ------ ------ ----- ------ ------ ----- ------ ------ ------ ----- ------ -----
Checkpoint       2/99   3/99  4/99   5/99   6/99  7/99   8/99   9/99  10/99  11/99  12/99  1/00  2/00   3/00
---------------- ------ ----- ------ ------ ----- ------ ------ ----- ------ ------ ------ ----- ------ -----
HW Phases
---------------- ------ ----- ------ ------ ----- ------ ------ ----- ------ ------ ------ ----- ------ -----
Invest. Phase     X      X     I-L
---------------- ------ ----- ------ ------ ----- ------ ------ ----- ------ ------ ------ ----- ------ -----
Lab Phase         X      X     X      X      X     X      L-PP
---------------- ------ ----- ------ ------ ----- ------ ------ ----- ------ ------ ------ ----- ------ -----
PP Phase                                                         X     X      X      PP-PR
---------------- ------ ----- ------ ------ ----- ------ ------ ----- ------ ------ ------ ----- ------ -----
Pilot Run                                                                                   X     X      MR
---------------- ------ ----- ------ ------ ----- ------ ------ ----- ------ ------ ------ ----- ------ -----
---------------- ------ ----- ------ ------ ----- ------ ------ ----- ------ ------ ------ ----- ------ -----
SW Phases
---------------- ------ ----- ------ ------ ----- ------ ------ ----- ------ ------ ------ ----- ------ -----
(17)[*] Test      X      X     MR
Phase
---------------- ------ ----- ------ ------ ----- ------ ------ ----- ------ ------ ------ ----- ------ -----
[*] ID Phase      X      X     ID-I
---------------- ------ ----- ------ ------ ----- ------ ------ ----- ------ ------ ------ ----- ------ -----
[*] I Phase              X     X      TR
---------------- ------ ----- ------ ------ ----- ------ ------ ----- ------ ------ ------ ----- ------ -----
[*] Test Phase                        X      X     MR
---------------- ------ ----- ------ ------ ----- ------ ------ ----- ------ ------ ------ ----- ------ -----
[*] ID Phase             X     X      ID-I
---------------- ------ ----- ------ ------ ----- ------ ------ ----- ------ ------ ------ ----- ------ -----
[*] I Phase                           X      X     X      X      TR
---------------- ------ ----- ------ ------ ----- ------ ------ ----- ------ ------ ------ ----- ------ -----
[*] Test Phase                                                   X     X      X      MR
---------------- ------ ----- ------ ------ ----- ------ ------ ----- ------ ------ ------ ----- ------ -----
[*] ID Phase                                                           X      X      ID-I
---------------- ------ ----- ------ ------ ----- ------ ------ ----- ------ ------ ------ ----- ------ -----
[*] I Phase                                                                          X      X     X      TR
---------------- ------ ----- ------ ------ ----- ------ ------ ----- ------ ------ ------ ----- ------ -----
[*] Test Phase                                                                                           MR
                                                                                                         6/00
---------------- ------ ----- ------ ------ ----- ------ ------ ----- ------ ------ ------ ----- ------ -----
---------------- ------ ----- ------ ------ ----- ------ ------ ----- ------ ------ ------ ----- ------ -----

--------
(17) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

INVESTIGATION PHASE/ENTWURFSPHASE

A copy of this Activities List should be filled out by the Project Management Team prior to the completion of a phase, and reviewed appropriately.

------------------- ----------------- ----------------- ----------------- ----------------- -----------------
PRODUCT ID:                            PROJECT ID:                         DATE:
------------------- ----------------- ----------------- ----------------- ----------------- -----------------

TARGET DATES:

Projected Time: - 15 Apr 1999

OBJECTIVES:

------- ------------------------------------------------------ ---------------------- -----------------------
                                                                STATUS                 LOCATION
------- ------------------------------------------------------ ---------------------- -----------------------
PROJECT MANAGEMENT TEAM
------- ------------------------------------------------------ ---------------------- -----------------------
         Update Project Documents
------- ------------------------------------------------------ ---------------------- -----------------------
         Sign-off on all Lifecycle documents
------- ------------------------------------------------------ ---------------------- -----------------------
         Manufacturing Release requirements (MR) reviewed
------- ------------------------------------------------------ ---------------------- -----------------------
         Establish communication lines for lifecycle check
         points
------- ------------------------------------------------------ ---------------------- -----------------------
         Joint HP/Bruker Project Lifecycle check-point review
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
RESEARCH AND DEVELOPMENT/QUALITY
------- ------------------------------------------------------ ---------------------- -----------------------
         Complete major components risk assessment
------- ------------------------------------------------------ ---------------------- -----------------------
         Finalize development schedule
------- ------------------------------------------------------ ---------------------- -----------------------
         Agree upon environmental, safety, and EMV tests
------- ------------------------------------------------------ ---------------------- -----------------------
         [*](18)
------- ------------------------------------------------------ ---------------------- -----------------------
         [*]:
         - Quality Improvement Plan, on target and jointly
         reviewed
         - Bruker requests (issue not resolved): Contingency
         Plan implemented and on target
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
MARKETING/LEARNING PRODUCTS/PRODUCT SUPPORT
------- ------------------------------------------------------ ---------------------- -----------------------
         Complete compatibility matrix
------- ------------------------------------------------------ ---------------------- -----------------------
         Define required learning products with schedule
------- ------------------------------------------------------ ---------------------- -----------------------
         Define service training materials with schedule
------- ------------------------------------------------------ ---------------------- -----------------------
         Software release schedule outlined
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
MANUFACTURING
------- ------------------------------------------------------ ---------------------- -----------------------
         Set up kit production at HP
------- ------------------------------------------------------ ---------------------- -----------------------
         Manufacturing Plan developed (draft).  Critical
         production issues defined and plans developed (draft)
------- ------------------------------------------------------ ---------------------- -----------------------
         Preliminary production documentation reviewed (draft)
------- ------------------------------------------------------ ---------------------- -----------------------
         Product Stewardship plan developed (CSA, ISO) (draft)
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------


--------
(18) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

HARDWARE LAB PROTOTYPE PHASE - LP PHASE

A copy of this Activities List should be filled out by the Project Management Team prior to the completion of a phase, and reviewed appropriately.

------------------- ----------------- ----------------- ----------------- ----------------- -----------------
PRODUCT ID:                            PROJECT ID:                         DATE:
------------------- ----------------- ----------------- ----------------- ----------------- -----------------

TARGET DATES:

Projected Time: [*](19)

OBJECTIVES:

------- ------------------------------------------------------ ---------------------- -----------------------
                                                                STATUS                 LOCATION
------- ------------------------------------------------------ ---------------------- -----------------------
PROJECT MANAGEMENT TEAM
------- ------------------------------------------------------ ---------------------- -----------------------
         Update Project Documents
------- ------------------------------------------------------ ---------------------- -----------------------
         Manufacturing Release requirements (MR) reviewed
------- ------------------------------------------------------ ---------------------- -----------------------
         Pilot Run allocations and schedule defined
------- ------------------------------------------------------ ---------------------- -----------------------
         Establish communication lines for lifecycle check
         points
------- ------------------------------------------------------ ---------------------- -----------------------
         Joint HP/Bruker Project Lifecycle check-point review
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
RESEARCH AND DEVELOPMENT/QUALITY
------- ------------------------------------------------------ ---------------------- -----------------------
         Build the LP units
------- ------------------------------------------------------ ---------------------- -----------------------
         Design review on major assemblies/margins identified
------- ------------------------------------------------------ ---------------------- -----------------------
         Meets Analytical performance tests
------- ------------------------------------------------------ ---------------------- -----------------------
         Meets preliminarily environmental, safety, and EMV
         tests
------- ------------------------------------------------------ ---------------------- -----------------------
         [*]
------- ------------------------------------------------------ ---------------------- -----------------------
         SW support of prototypes
------- ------------------------------------------------------ ---------------------- -----------------------
         Production documentation ready
------- ------------------------------------------------------ ---------------------- -----------------------
         Production tooling plan reviewed
------- ------------------------------------------------------ ---------------------- -----------------------
         [*] (as shown by statistical data from the field)
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
MARKETING/LEARNING PRODUCTS/PRODUCT SUPPORT
------- ------------------------------------------------------ ---------------------- -----------------------
         Verify the compatibility matrix
------- ------------------------------------------------------ ---------------------- -----------------------
         Review required learning products with schedule
------- ------------------------------------------------------ ---------------------- -----------------------
         Draft service training materials with schedule
------- ------------------------------------------------------ ---------------------- -----------------------
         Industrial/Ergonomics review complete
------- ------------------------------------------------------ ---------------------- -----------------------
         Marketing Plan activities reviewed
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
MANUFACTURING
------- ------------------------------------------------------ ---------------------- -----------------------
         Set up/preview kit production at HP
------- ------------------------------------------------------ ---------------------- -----------------------
         Manufacturing Plan developed (Final?).  Critical
         production issues defined and plans developed
         (Final?)
------- ------------------------------------------------------ ---------------------- -----------------------
         Production documentation reviewed
------- ------------------------------------------------------ ---------------------- -----------------------
         Review Product Stewardship plan (draft)
------- ------------------------------------------------------ ---------------------- -----------------------
         Final Test procedure in development
------- ------------------------------------------------------ ---------------------- -----------------------


--------
(19) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

Instruments built (7)

--------- --------- ----------------------- -------- ------------------------------------- ------------------
NO.        NAME      LOCATION                DATE     PURPOSE                               LATER PURPOSE
--------- --------- ----------------------- -------- ------------------------------------- ------------------
1          LP1       BFA EpT - Hardware               Electrical and Mechanical             PP6
                                                      Investigations, EMC and Software
                                                      for Selftest
--------- --------- ----------------------- -------- ------------------------------------- ------------------
2          LP2       BFA EpT - Software               Software/Electrical/Analytical        PP7
                                                      Investigations
--------- --------- ----------------------- -------- ------------------------------------- ------------------
3          LP3       BFA EpT - Analytic               Analytical Performance                PP8
                                                      Investigations
--------- --------- ----------------------- -------- ------------------------------------- ------------------
4          LP4       BFA ESw - Software               Analytical operation not necessary    PP9
--------- --------- ----------------------- -------- ------------------------------------- ------------------
5          LP5       BFA ESw - Software               Analytical operation not necessary    PP10
--------- --------- ----------------------- -------- ------------------------------------- ------------------
6          LP6       HP-CAD                           Performance Test                      PP11
--------- --------- ----------------------- -------- ------------------------------------- ------------------
7          LP7       BFA EpT - Software               Autotune                              PP12
--------- --------- ----------------------- -------- ------------------------------------- ------------------

Note:  [*](20) and [*] are discussing allocation of LP/PP units.









--------
(20) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

HARDWARE LAB PROTOTYPE PHASE - PP-PHASE

A copy of this Activities List should be filled out by the Project Management Team prior to the completion of a phase, and reviewed appropriately.

------------------- ----------------- ----------------- ----------------- ----------------- -----------------
PRODUCT ID:                            PROJECT ID:                         DATE:
------------------- ----------------- ----------------- ----------------- ----------------- -----------------

TARGET DATES:

Projected Time: [*](21)

OBJECTIVES:

------- ------------------------------------------------------ ---------------------- -----------------------
                                                                STATUS                 LOCATION
------- ------------------------------------------------------ ---------------------- -----------------------
PROJECT MANAGEMENT TEAM
-------------------------------------------------------------- ---------------------- -----------------------
         Update Project Documents
------- ------------------------------------------------------ ---------------------- -----------------------
         Manufacturing Release requirements (MR) updated
------- ------------------------------------------------------ ---------------------- -----------------------
         Pilot Run allocations and schedule confirmed
------- ------------------------------------------------------ ---------------------- -----------------------
         Use communication lines for production forecasting,
         plan distribution of first shipments
------- ------------------------------------------------------ ---------------------- -----------------------
         Joint HP/Bruker Project Lifecycle check-point review
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
RESEARCH AND DEVELOPMENT/QUALITY
------- ------------------------------------------------------ ---------------------- -----------------------
         Design review on major assemblies/margins identified
------- ------------------------------------------------------ ---------------------- -----------------------
         Meets Analytical performance tests and PDS
         specifications
------- ------------------------------------------------------ ---------------------- -----------------------
         Meets environmental, safety, and EMV tests
------- ------------------------------------------------------ ---------------------- -----------------------
         Demonstrate preliminary SW performance
------- ------------------------------------------------------ ---------------------- -----------------------
         Technical information for product support
         documentation available
------- ------------------------------------------------------ ---------------------- -----------------------
         Manufacturing transition team identified
------- ------------------------------------------------------ ---------------------- -----------------------
         Production tooling plan ready
------- ------------------------------------------------------ ---------------------- -----------------------
         SW support for Pilot run
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
MARKETING/LEARNING PRODUCTS/PRODUCT SUPPORT
------- ------------------------------------------------------ ---------------------- -----------------------
         Verify the compatibility matrix
------- ------------------------------------------------------ ---------------------- -----------------------
         Review required learning products with schedule
------- ------------------------------------------------------ ---------------------- -----------------------
         Review service training materials with schedule
------- ------------------------------------------------------ ---------------------- -----------------------
         Marketing Plan activities updated
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
MANUFACTURING
------- ------------------------------------------------------ ---------------------- -----------------------
         Build the PP units, Upgrade LP units
------- ------------------------------------------------------ ---------------------- -----------------------
         Manufacturing goals meet, corrective plans in place
------- ------------------------------------------------------ ---------------------- -----------------------
         Production documentation reviewed
------- ------------------------------------------------------ ---------------------- -----------------------
         Product Stewardship plan updated
------- ------------------------------------------------------ ---------------------- -----------------------
         Master schedule developed and activated
------- ------------------------------------------------------ ---------------------- -----------------------
         Critical parts reviewed
------- ------------------------------------------------------ ---------------------- -----------------------
         Final Test procedure verified and in place
------- ------------------------------------------------------ ---------------------- -----------------------




--------
(21) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

Instruments built (5 plus LP instruments upgraded)

--------- --------- ----------------------- -------- ------------------------------------- ------------------
NO.        NAME      LOCATION                DATE     PURPOSE                               LATER PURPOSE
--------- --------- ----------------------- -------- ------------------------------------- ------------------
8          PP2       HP-CAD                           Safety CSA (HP)
--------- --------- ----------------------- -------- ------------------------------------- ------------------
9          PP5       BFA QS                           EMC and Environmental
--------- --------- ----------------------- -------- ------------------------------------- ------------------
10         PP3       BFA App                          Application
--------- --------- ----------------------- -------- ------------------------------------- ------------------
11         PP1       HP-CAD                           HP-Application
--------- --------- ----------------------- -------- ------------------------------------- ------------------
12         PP4       BFA App                          Application (Reserve)
--------- --------- ----------------------- -------- ------------------------------------- ------------------
LP1        PP6       BFA EpT - Hardware               Electronical and Mechanical
                                                      Investigations, EMC and Software
                                                      for Selftest
--------- --------- ----------------------- -------- ------------------------------------- ------------------
LP2        PP7       BFA EpT - Software               Sotfware/Electronical/Analytical
                                                      Investigations
--------- --------- ----------------------- -------- ------------------------------------- ------------------
LP3        PP8       BFA EpT - Analytic               Analytical Performance
                                                      Investigations
--------- --------- ----------------------- -------- ------------------------------------- ------------------
LP4        PP9       BFA ESw - Software               Analytical operation not necessary
--------- --------- ----------------------- -------- ------------------------------------- ------------------
LP5        PP10      BFA ESw - Software               Analytical operation not necessary
--------- --------- ----------------------- -------- ------------------------------------- ------------------
LP6        PP11      HP-CAD                           Performance Test
--------- --------- ----------------------- -------- ------------------------------------- ------------------
LP7        PP12      BFA EpT - Software               Autotune
--------- --------- ----------------------- -------- ------------------------------------- ------------------


Note:  [*](22) and [*] are discussing allocation of LP/PP units.





--------
(22) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

SW-DEVELOPMENT

As the SW group is currently extremely busy with the [*](23) release for Esquire-LC, the SW releases [*] are not yet fully defined. Both the number of intermediate releases as well as their functionality may change. Some functionality may also get [*].

Software [*] Release

A copy of this Activities List should be filled out by the Project Management Team prior to the completion of a phase, and reviewed appropriately.

TARGET-DATES:

         Phase [*] begin:                            [*]
         First pre-integration build:                [*]
         First integration build:                    [*]
         First test release candidate:               [*]
         MR completion:                              [*]

------------------- ----------------- ----------------- ----------------- ----------------- -----------------
PRODUCT ID:                            PROJECT ID:                         DATE:
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
------- ------------------------------------------------------ ---------------------- -----------------------
                                                                STATUS                 LOCATION
------- ------------------------------------------------------ ---------------------- -----------------------
PROJECT MANAGEMENT TEAM
------- ------------------------------------------------------ ---------------------- -----------------------
         Update Project Documents
------- ------------------------------------------------------ ---------------------- -----------------------
         Verify the compatibility matrix (as applicable)
------- ------------------------------------------------------ ---------------------- -----------------------
         Use the inplace defect tracking system
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
RESEARCH AND DEVELOPMENT
-------------------------------------------------------------- ---------------------- -----------------------
         Move from OS/2 platform to Windows NT
------- ------------------------------------------------------ ---------------------- -----------------------
         Satisfy Y2000 compliance
------- ------------------------------------------------------ ---------------------- -----------------------
         Support Gemini prototype development
------- ------------------------------------------------------ ---------------------- -----------------------
         Improved useability of instrument control
------- ------------------------------------------------------ ---------------------- -----------------------
         Implement improved data analysis functions (summary
         report)
------- ------------------------------------------------------ ---------------------- -----------------------
         [*]
------- ------------------------------------------------------ ---------------------- -----------------------
         MS/MS with up to [*]
------- ------------------------------------------------------ ---------------------- -----------------------
         Monitoring of up to [*] channels per time slice
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
MARKETING
------- ------------------------------------------------------ ---------------------- -----------------------
         have learning products
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
MANUFACTURING
------- ------------------------------------------------------ ---------------------- -----------------------
         Suitable installation process
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------

--------
(23) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

Software [*](24) Release

A copy of this Activities List should be filled out by the Project Management Team prior to the completion of a phase, and reviewed appropriately.

TARGET-DATES:

         Investigation complete (ID/I)               [*]
         Implementation complete (TR)                [*]
         Testing complete (MR/SR)                    [*]

------------------- ----------------- ----------------- ----------------- ----------------- -----------------
PRODUCT ID:                            PROJECT ID:                         DATE:
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
------- ------------------------------------------------------ ---------------------- -----------------------
                                                               STATUS                 LOCATION
------- ------------------------------------------------------ ---------------------- -----------------------
PROJECT MANAGEMENT TEAM
------- ------------------------------------------------------ ---------------------- -----------------------
         Update Project Documents
------- ------------------------------------------------------ ---------------------- -----------------------
         Verify the compatibility matrix as applicable
------- ------------------------------------------------------ ---------------------- -----------------------
         Use the inplace defect tracking system
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
RESEARCH AND DEVELOPMENT
------- ------------------------------------------------------ ---------------------- -----------------------
         Implement non-completed functions for [*]
------- ------------------------------------------------------ ---------------------- -----------------------
         Support Gemini prototype development
------- ------------------------------------------------------ ---------------------- -----------------------
         Implement improved instrument control (segment
         editor)
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
MARKETING
------- ------------------------------------------------------ ---------------------- -----------------------
         Have learning products
------- ------------------------------------------------------ ---------------------- -----------------------
         New applications
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
MANUFACTURING
------- ------------------------------------------------------ ---------------------- -----------------------
         Suitable installation process
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------




--------
(24) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

Software [*](25) Release

A copy of this Activities List should be filled out by the Project Management Team prior to the completion of a phase, and reviewed appropriately.

TARGET-DATES:

         Investigation complete (ID/I)               [*]
         Implementation complete (TR)                [*]
         Testing complete (MR/SR)                    [*]

------------------- ----------------- ----------------- ----------------- ----------------- -----------------
PRODUCT ID:                            PROJECT ID:                         DATE:
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
------- ------------------------------------------------------ ---------------------- -----------------------
                                                                STATUS                 LOCATION
------- ------------------------------------------------------ ---------------------- -----------------------
PROJECT MANAGEMENT TEAM
------- ------------------------------------------------------ ---------------------- -----------------------
         Update Project Documents
------- ------------------------------------------------------ ---------------------- -----------------------
         Verify the compatibility matrix as applicable
------- ------------------------------------------------------ ---------------------- -----------------------
         Use the inplace defect tracking system
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
RESEARCH AND DEVELOPMENT
------- ------------------------------------------------------ ---------------------- -----------------------
         New Peptide Search Functionality
------- ------------------------------------------------------ ---------------------- -----------------------
         Support Gemini prototype development
------- ------------------------------------------------------ ---------------------- -----------------------
         Implement non-completed functions planned for [*]
         release
------- ------------------------------------------------------ ---------------------- -----------------------
         Increase stability of the software
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
MARKETING
------- ------------------------------------------------------ ---------------------- -----------------------
         Have learning products
------- ------------------------------------------------------ ---------------------- -----------------------
         New applications
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
MANUFACTURING
------- ------------------------------------------------------ ---------------------- -----------------------
         Suitable installation process
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------




--------
(25) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

Software [*](26) Release

A copy of this Activities List should be filled out by the Project Management Team prior to the completion of a phase, and reviewed appropriately.

TARGET-DATES:

         Investigation complete (ID/I)               [*]
         Implementation complete (TR)                [*]
         Testing complete (MR/SR)                    [*]

------------------- ----------------- ----------------- ----------------- ----------------- -----------------
PRODUCT ID:                            PROJECT ID:                         DATE:
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
------- ------------------------------------------------------ ---------------------- -----------------------
                                                                STATUS                 LOCATION
------- ------------------------------------------------------ ---------------------- -----------------------
PROJECT MANAGEMENT TEAM
------- ------------------------------------------------------ ---------------------- -----------------------
         Update Project Documents
------- ------------------------------------------------------ ---------------------- -----------------------
         Verify the compatibility matrix
------- ------------------------------------------------------ ---------------------- -----------------------
         Use the inplace defect tracking system
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
RESEARCH AND DEVELOPMENT
------- ------------------------------------------------------ ---------------------- -----------------------
         Implement non-completed functions planned for [*]
         release
------- ------------------------------------------------------ ---------------------- -----------------------
         Increase stability of the software
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
MARKETING
------- ------------------------------------------------------ ---------------------- -----------------------
         Have learning products
------- ------------------------------------------------------ ---------------------- -----------------------
         New applications
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
MANUFACTURING
------- ------------------------------------------------------ ---------------------- -----------------------
         Suitable installation process
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------





--------
(26) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

PILOT RUN PHASE - PR-PHASE

A copy of this Activities List should be filled out by the Project Management Team prior to the completion of a phase, and reviewed appropriately.

------------------- ----------------- ----------------- ----------------- ----------------- -----------------
PRODUCT ID:                            PROJECT ID:                         DATE:
------------------- ----------------- ----------------- ----------------- ----------------- -----------------


TARGET DATES:

Projected Time:  [*](27)

OBJECTIVES:

------- ------------------------------------------------------ ---------------------- -----------------------
                                                                STATUS                 LOCATION
------- ------------------------------------------------------ ---------------------- -----------------------
PROJECT MANAGEMENT TEAM
------- ------------------------------------------------------ ---------------------- -----------------------
         Update Project Documents
------- ------------------------------------------------------ ---------------------- -----------------------
         Manufacturing Release requirements (MR) met
------- ------------------------------------------------------ ---------------------- -----------------------
         First shipment date set
------- ------------------------------------------------------ ---------------------- -----------------------
         Test records retained
------- ------------------------------------------------------ ---------------------- -----------------------
         Post project review date set
------- ------------------------------------------------------ ---------------------- -----------------------
         Joint HP/Bruker Project Lifecycle check-point review
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
RESEARCH AND DEVELOPMENT/QUALITY
------- ------------------------------------------------------ ---------------------- -----------------------
         Design review of all product defects
------- ------------------------------------------------------ ---------------------- -----------------------
         Meets Analytical performance tests and PDS
         specifications
------- ------------------------------------------------------ ---------------------- -----------------------
         Meets environmental, safety, and EMV tests
------- ------------------------------------------------------ ---------------------- -----------------------
         Demonstrate preliminary SW performance
------- ------------------------------------------------------ ---------------------- -----------------------
         Final product tests reviewed
------- ------------------------------------------------------ ---------------------- -----------------------
         Quality/Safety review of all learning products
------- ------------------------------------------------------ ---------------------- -----------------------
         Product safety, regulatory and environmental
         qualification tests complete, safety certifications
         complete
------- ------------------------------------------------------ ---------------------- -----------------------
         Product submittals complete (CPL, etc.)
------- ------------------------------------------------------ ---------------------- -----------------------
         Waivers complete
------- ------------------------------------------------------ ---------------------- -----------------------
         Declaration of Conformity complete (CE, etc.)
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
MARKETING/LEARNING PRODUCTS/PRODUCT SUPPORT
------- ------------------------------------------------------ ---------------------- -----------------------
         Learning products available to first customer, under
         document control
------- ------------------------------------------------------ ---------------------- -----------------------
         Service training materials available
------- ------------------------------------------------------ ---------------------- -----------------------
         Marketing Plan activities reviewed
------- ------------------------------------------------------ ---------------------- -----------------------
         New product introduction activities
------- ------------------------------------------------------ ---------------------- -----------------------
         Delivery of Units to Demo Centers
------- ------------------------------------------------------ ---------------------- -----------------------
------- ------------------------------------------------------ ---------------------- -----------------------
MANUFACTURING
------- ------------------------------------------------------ ---------------------- -----------------------
         Build the PR units
------- ------------------------------------------------------ ---------------------- -----------------------
         Performance of production in planned volumes verified
------- ------------------------------------------------------ ---------------------- -----------------------
         Release PCO complete (HP)
------- ------------------------------------------------------ ---------------------- -----------------------
         All tooling complete
------- ------------------------------------------------------ ---------------------- -----------------------
         Production processes in place and reviewed
------- ------------------------------------------------------ ---------------------- -----------------------
         Production documentation complete
------- ------------------------------------------------------ ---------------------- -----------------------
         Production and Materials data collection implemented
------- ------------------------------------------------------ ---------------------- -----------------------
         Regulatory safety processes implemented
------- ------------------------------------------------------ ---------------------- -----------------------
         Manufacturing safety process reviewed
------- ------------------------------------------------------ ---------------------- -----------------------


--------
(27) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

------- ------------------------------------------------------ ---------------------- -----------------------
         Order management system tested
------- ------------------------------------------------------ ---------------------- -----------------------

Each company buys the PR instruments as if they were customer instruments; Note:
Bruker to build PR1 and PR2 in early to [*](28) to prepare for shipment to HP by [*]

Proposed number of instruments built (quantity and allocation TBD)

--------- --------- ------------------- ------------------ ------------------------------- ------------------
NO.        NAME      LOCATION            DATE               PURPOSE                         LATER PURPOSE
--------- --------- ------------------- ------------------ ------------------------------- ------------------
13         PR1       HP                 Goal: Jan 10, 2000  HP Applications Training
--------- --------- ------------------- ------------------ ------------------------------- ------------------
14         PR2       HP                 Goal: Jan 10, 2000  HP Product Support Training
--------- --------- ------------------- ------------------ ------------------------------- ------------------
15         PR3       Bruker                                 Bruker Applications Training
--------- --------- ------------------- ------------------ ------------------------------- ------------------
16         PR4       Bruker                                 Bruker Service Training
--------- --------- ------------------- ------------------ ------------------------------- ------------------
17         PR5       Bruker
--------- --------- ------------------- ------------------ ------------------------------- ------------------
18         PR6       HP
--------- --------- ------------------- ------------------ ------------------------------- ------------------
19         PR7       Bruker
--------- --------- ------------------- ------------------ ------------------------------- ------------------
20         PR8       HP
--------- --------- ------------------- ------------------ ------------------------------- ------------------
21         PR9       Bruker
--------- --------- ------------------- ------------------ ------------------------------- ------------------
22         PR10      HP
--------- --------- ------------------- ------------------ ------------------------------- ------------------
23         PR11      Bruker
--------- --------- ------------------- ------------------ ------------------------------- ------------------
24         PR12      HP
--------- --------- ------------------- ------------------ ------------------------------- ------------------
25         PR13      Bruker
--------- --------- ------------------- ------------------ ------------------------------- ------------------
26         PR14      HP
--------- --------- ------------------- ------------------ ------------------------------- ------------------
27         PR15      Bruker
--------- --------- ------------------- ------------------ ------------------------------- ------------------
28         PR16      HP
--------- --------- ------------------- ------------------ ------------------------------- ------------------
29         PR17      Bruker
--------- --------- ------------------- ------------------ ------------------------------- ------------------
30         PR18      HP
--------- --------- ------------------- ------------------ ------------------------------- ------------------
31         PR19      Bruker
--------- --------- ------------------- ------------------ ------------------------------- ------------------
32         PR20      HP
--------- --------- ------------------- ------------------ ------------------------------- ------------------
33         PR21      Bruker
--------- --------- ------------------- ------------------ ------------------------------- ------------------
34         PR22      HP
--------- --------- ------------------- ------------------ ------------------------------- ------------------
35         PR23      Bruker
--------- --------- ------------------- ------------------ ------------------------------- ------------------
36         PR24      HP
--------- --------- ------------------- ------------------ ------------------------------- ------------------
37         PR25      Bruker
--------- --------- ------------------- ------------------ ------------------------------- ------------------

--------
(28) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

APPENDIX 1 - GEMINI COMPONENT DEVELOPMENT AND PRODUCTION RESPONSIBILITY

Listed here is an overview of the components for which HP and Bruker-Daltonik are responsible. Each party will be responsible for assembly and testing of their components. Included in the lists is an indication of what components will require additional development (NC = no change, ME = mechanical engineering change required, EE = electrical engineering change required, SW = software engineering change required, TBD = required change to be determined). Unless otherwise noted responsibilities include design, development and production responsibilities.

DEFINITION OF HP GEMINI AND HP GEMINI R/D KITS

HP will make available to Bruker two basic kits, the HP Gemini and HP Gemini R/D Kits. These two kits share a common set of components, but differ in regards to whether they include the [*](29). Because the default configuration for the HP Gemini product uses the standard supplies the "HP Gemini Kit" specifies the kit which comes with standard supplies. Likewise, [*], because it has historically been associated with the [*] will include [*]. It is therefore possible that the final HP Gemini product sold to a customer may be built out of a HP Gemini R/D Kit as an option, and that by special order a [*] may be built based on an HP Gemini Kit.

In summary, the HP Gemini Kit is comprised of the "HP supplied components, HP Gemini kit specific" and the "HP supplied components, common components for HP Gemini and HP Gemini R/D kits". The HP Gemini R/D kit is comprised of the "HP supplied components, HP Gemini R/D kit specific" and the "HP supplied components, common components for HP Gemini and HP Gemini R/D kits".

HP SUPPLIED COMPONENTS, HP GEMINI KIT SPECIFIC

                                                                                        Engineering
Component                                                                               Requirement

Electronic Hardware
     [*]                                                                                     NC

HP SUPPLIED COMPONENTS, HP GEMINI R/D KIT SPECIFIC

Electronic Hardware
     [*]                                                                                     EE


HP SUPPLIED COMPONENTS, COMMON COMPONENTS FOR HP GEMINI AND HP GEMINI R/D KITS

Mechanical Packaging
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]

Mechanical Components
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]



--------
(29) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.


     [*](30)
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]

Electronic Hardware
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]

Other
     Crate                                                                                   NC

Software components
     ChemStation incl spectral module incl. Integration with MS SW (macros, dill's, etc.)    SW
     according to interface spec. [*]


BRUKER-DALTONIK SUPPLIED COMPONENTS, FOR GEMINI AND GEMINI R/D

                                                                                        Engineering
Component                                                                               Requirement
Mechanical Packaging
     [*]
     [*]
     [*]

Mechanical Components
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]

Electronic Hardware
     [*]


--------
(30) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

     [*](31)
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]

Other
     Supplies for syringe pump, etc. as per Esquire-LC                                       NC

Software components
     Gemini instrument control (single instrument license)                                   SW
     Data Analysis (single instrument license)                                               SW

Note:  [*]

CERTAIN HARDWARE AND CALIBRATION/CHECKOUT COMPONENTS WILL BE MADE AVAILABLE TO
BRUKER FOR PURCHASE FROM HP, BUT ARE NOT PART OF THE HP GEMINI KITS OR HP GEMINI
R/D KITS.

     Standard and extended mode calibration samples (to m/z 2722)                            Chemist
     Performance evaluation sample (reserpine, __________ )
     Remote Control microcontroller

     ship kit - G2440-60031 contains items needed to install the instrument like rough pump oil, oil return kit, oil pan, rough pump hose to instrument, tools, nitrogen gas purifier, drain bottle, etc.

CERTAIN ADDITIONAL SOFTWARE COMPONENTS WILL BE MADE AVAILABLE TO BRUKER TO
PURCHASE FROM HP, BUT ARE NOT PART OF THE GEMINI OR GEMINI R/D KITS.

HP-CAD options (not in kit)
     [*]
     [*]
     [*]
     [*]

CERTAIN ADDITIONAL SOFTWARE COMPONENTS WILL BE MADE AVAILABLE TO HP TO PURCHASE
FROM BRUKER, BUT ARE NOT PART OF THE BASIC GEMINI PRODUCT.

Bruker options (not in kit)
     [*]
     [*]
     [*]
     [*]

DESCRIPTION OF HP GEMINI/GEMINI R/D KITS FOR [*]



--------
(31) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

HP Gemini or Gemini R/D kit with the following components removed:
     [*](32)
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]

































--------
(32) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

                                                     APPENDIX 3
                                      PRICING OF HP & BRUKER KITS, ACCESSORIES,
                                               SOFTWARE & INSTRUMENTS

                                                                       Ship Release     Jan 1, 2001       Jan 1, 2002
HP Esquire-LC Kit sold to Bruker US$, G1961A (230V version)            through          through           and
HP Esquire-LC Kit sold to Bruker US$, G1963A (208V version)            through          through           and

HP Gemini R&D Kit sold to Bruker US$ (fast pos/neg switching)          [*](33)          [*]               [*]

HP Gemini Kit sold to Bruker US$
(standard positive/negative switching)                                 [*]              [*]               [*]

Bruker Value Add Price to HP US$                                       [*]              [*]               [*]

Bruker Value Add Price to HP US$ (fast pos/neg switching)              [*]              [*]               [*]

HP Price Paid to Bruker for Gemini Instrument US$                      [*]              [*]               [*]

HP Price Paid to Bruker for Gemini Instrument US$                      [*]              [*]               [*]
(with positive/negative switching)

HP Gemini Ship Kit sold to Bruker US$                                  [*]              [*]               [*]

HP Gemini Kit without source parts as given in Project Plan, sold
to Bruker US$ for up to 10 Kits of such ind per year                   [*]              [*]               [*]

HP APCI sold to Bruker US$                                             [*]              [*]               [*]

HP Peptide Tools sold to Bruker sales outside US only, US$*            [*]              [*]               [*]

HP Deconvolution plus Peptide Tools sold to Bruker,
sales inside US only, US$                                              [*]              [*]               [*]

Bruker Nanoelectrospray sold to HP, DM                                 [*]              [*]               [*]

Sales of Bruker Software to HP and Sales of HP Software
to Bruker, discount off list                                           [*]              [*]               [*]


* This price may increase if/when HP increases the list price. The same formula that was used initially would apply (HPList - [*]) Bruker can sell the jointly developed deconvolution software outside of the United States, where no AOB license fee is due. In Europe and Asia-Pacific countries, Bruker may purchase from HP Peptide Tools bioanalysis software at the price specified in this appendix. In the United States by purchasing deconvolution and Peptide Tools from HP at the price specified in this appendix, Bruker obtains a licensed product for re-sale to its customers which includes the fee due to AOB.

Spare Parts Pricing: The formula for pricing spare parts will be cost of material multiplied by [*].



--------
(33) [*] Indicates information has been omitted and separately filed with the Securities and Exchange Commission pursuant to an application for an order declaring confidential treatment thereof.

                                   APPENDIX 4
                  PRICING OF ESQUIRE LC KIT, INSTRUMENT & APCI
                  PRICES EFFECTIVE UNTIL INTRODUCTION OF GEMINI


HP Esquire LC Kit sold to Bruker US$*, G1961A (230V version)   [*](34)
HP Esquire LC Kit sold to Bruker US$*, G1963A (208V version)   [*]

HP APCI sold to BFA US$**, G1962A                              [*]

Price for purchases of the Esquire LC instrument by HP from Bruker will be the US list price less a discount of [*].

*The Price of the HP Esquire Kit sold to Bruker will decrease whenever Bruker decreases the US List price of the Esquire Instrument. The reduction of the Esquire Kit price will be the same percentage as the Esquire US List price is reduced. The current US List for the Esquire instrument is $179,000.

**APCI pricing will be replaced with the APCI pricing for Gemini once Gemini starts shipping.

Components of the Esquire-LC Kit:
1. API Source Inlet and electrospray source as developed for HP 1100 Series LC/MSD (spray chamber, nebulizer, integrated drying gas heater, sampling capillary, dual skimmer differential pumping stages, split octopole ion guide, and lens focusing optics, modified LC/MSD cast manifold - per current Bruker drawing, baffle, vacuum hoses and interconnection between pumps, and source covers). The ESI source is compatible for flow rates from 1 to 1000 uL/min. The system can also accept an APCI source (from HP, optional) or nanoelectrospray (from Bruker, optional). This product does not have an autocalibration system.
2. Pumping system as developed for LC/MSD (Edwards E1M18 rough pump, 250l/s split-flow drag-stage turbo pump, 70l/s drag-stage turbo pump; two turbo controllers.
3. Gas Flow Control Assembly as developed for LC/MSD (valves and manifold for the control of the nebulizer and drying gas flows, no electronics included.
4. Customized Octopole RF drive printed circuit assembly for split octopole ion guide.
5. License for production of multiply charged ions by electrospray on the ESQUIRE-LC (this does not include deconvolution software).
6. HP LC ChemStation software (G2170AA, (version A.06); HP spectral Evaluation module (G2180AA, version A.06).
7. Jet Direct Card 4100A.



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